UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, NY 10208	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40 Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Item 1. Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 33.3%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$ 536,041

Banks – 9.4%
American Express Co.(b)
75,000	3.625		12/05/24	74,102
250,000	6.800	(a)	09/01/66	252,500
Bank of America Corp.
100,000	5.700		01/24/22	114,123
225,000	4.125		01/22/24	234,063
275,000	4.000		04/01/24	283,806
Barclays Bank PLC
275,000	2.500		02/20/19	279,696
BNP Paribas SA
275,000	2.375		05/21/20	274,986
CBA Capital Trust II(a)(b)(c)
375,000	6.024		03/29/49	378,750
Compass Bank(b)
375,000	2.750		09/29/19	373,231
Credit Suisse New York
325,000	2.300		05/28/19	326,978
Discover Financial Services(b)
225,000	3.750		03/04/25	217,010
ING Bank NV(a)(b)
325,000	4.125		11/21/23	332,653
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	351,001
350,000	3.875		01/16/18	360,874
JPMorgan Chase & Co.
450,000	4.400		07/22/20	485,195
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300		12/29/49	245,625
KBC Bank NV(a)(b)
200,000	8.000		01/25/23	219,300
KeyCorp
400,000	2.900		09/15/20	403,240
LBG Capital No.1 PLC(a)(b)(c)
125,000	8.000		12/29/49	141,250
Lloyds Bank PLC
175,000	2.300		11/27/18	176,859
Macquarie Bank Ltd.(c)
200,000	6.625		04/07/21	224,177
Mizuho Bank Ltd.(c)
200,000	2.550		03/17/17	202,913
Morgan Stanley
800,000	3.700		10/23/24	808,592
Morgan Stanley Series F
100,000	3.875		04/29/24	102,308
PNC Preferred Funding Trust II(a)(b)(c)
200,000	1.560		03/29/49	184,750
Regions Bank
250,000	7.500		05/15/18	282,404
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		09/29/49	661,985
Royal Bank of Scotland Group PLC
400,000	5.125		05/28/24	403,459
Royal Bank of Scotland PLC(a)(b)
100,000	9.500		03/16/22	109,000
Santander Bank NA(b)
250,000	2.000		01/12/18	247,950
Santander Holdings USA, Inc.
165,000	4.625		04/19/16	168,132

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Santander UK PLC(c)
$250,000	5.000%		11/07/23	$ 259,885
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
300,000	2.150		09/14/18	302,019

				9,482,816

Consumer Services – 0.1%
Marriott International, Inc.(b)
125,000	2.875		03/01/21	125,800

Diversified Financials – 0.5%
GE Capital Trust I(a)(b)
150,000	6.375		11/15/67	162,375
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	126,451
175,000	3.500		07/10/19	176,810

				465,636

Diversified Manufacturing – 0.3%
Xylem, Inc.
250,000	3.550		09/20/16	255,287

Electric – 1.0%
Florida Power & Light Co.(b)
193,000	4.125		02/01/42	194,008
Pacific Gas & Electric Co.(b)
100,000	3.500		06/15/25	101,125
Progress Energy, Inc.
350,000	7.000		10/30/31	440,945
Puget Sound Energy, Inc. Series A(a)(b)
100,000	6.974		06/01/67	85,375
Southern California Edison Co.(b)
175,000	4.050		03/15/42	172,183

				993,636

Energy – 1.6%
Anadarko Petroleum Corp.
160,000	3.450	(b)	07/15/24	153,986
125,000	6.450		09/15/36	138,305
Apache Corp.(b)
150,000	4.250		01/15/44	127,393
Canadian Natural Resources Ltd.(b)
125,000	3.450		11/15/21	120,139
ConocoPhillips Co.(b)
175,000	3.350		11/15/24	171,085
100,000	4.150		11/15/34	94,535
Continental Resources, Inc.(b)
85,000	4.500		04/15/23	72,683
Devon Energy Corp.(b)
25,000	4.000		07/15/21	25,655
75,000	5.600		07/15/41	71,727
80,000	4.750		05/15/42	70,626
Dolphin Energy Ltd.(c)
63,036	5.888		06/15/19	67,527
Kinder Morgan, Inc.(b)
175,000	3.050		12/01/19	171,794
Marathon Oil Corp.(b)
175,000	2.700		06/01/20	165,213
Valero Energy Corp.
150,000	3.650		03/15/25	144,067

				1,594,735

Food & Beverage(c) – 0.9%
Kraft Heinz Foods Co.(b)
100,000	2.800		07/02/20	100,669
175,000	3.950		07/15/25	178,990

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food & Beverage(c) – (continued)
Pernod-Ricard SA
$375,000	4.450%	01/15/22	$ 393,908
Suntory Holdings Ltd.
275,000	2.550	09/29/19	277,912

			951,479

Food & Staples Retailing – 0.6%
CVS Health Corp.(b)
125,000	2.800	07/20/20	126,961
125,000	4.125	05/15/21	133,686
225,000	3.500	07/20/22	232,326
100,000	3.875	07/20/25	102,939

			595,912

Health Care Equipment & Services – 0.9%
Becton Dickinson and Co.
200,000	2.675	12/15/19	202,217
Cigna Corp.(b)
150,000	3.250	04/15/25	144,497
Medtronic, Inc.
75,000	2.500	03/15/20	75,870
150,000	3.150	03/15/22	152,139
UnitedHealth Group, Inc.
100,000	4.625	07/15/35	105,922
200,000	4.750	07/15/45	211,144

			891,789

Healthcare – 0.1%
DENTSPLY International, Inc.
125,000	2.750	08/15/16	126,596

Insurance – 0.2%
Teachers Insurance & Annuity Association of America(c)
180,000	4.900	09/15/44	185,165

Life Insurance – 1.2%
AIA Group Ltd.(b)(c)
275,000	3.200	03/11/25	263,338
American International Group, Inc.(b)
200,000	3.750	07/10/25	203,044
75,000	4.500	07/16/44	73,200
Genworth Holdings, Inc.
75,000	8.625	12/15/16	78,662
Prudential Financial, Inc.(a)(b)
125,000	5.375	05/15/45	124,375
Reliance Standard Life Global Funding II(c)
225,000	2.500	01/15/20	225,343
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063	03/30/40	243,541

			1,211,503

Materials – 0.3%
Ecolab, Inc.
100,000	5.500	12/08/41	111,457
Monsanto Co.(b)
200,000	4.400	07/15/44	174,041

			285,498

Media – 1.1%
21st Century Fox America, Inc.(b)
75,000	3.700	09/15/24	74,955
CCO Safari II LLC(b)(c)
200,000	4.908	07/23/25	199,038
Comcast Corp.(b)
350,000	3.375	08/15/25	352,485

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
DIRECTV Holdings LLC
$250,000	3.800%		03/15/22	$ 250,564
50,000	4.450	(b)	04/01/24	51,251
50,000	3.950	(b)	01/15/25	48,969
Time Warner Cable, Inc.
75,000	5.000		02/01/20	80,338
25,000	7.300		07/01/38	26,490
25,000	5.875	(b)	11/15/40	23,425

				1,107,515

Metals and Mining(c) – 0.7%
Glencore Finance Canada Ltd.
500,000	2.700		10/25/17	449,750
Glencore Funding LLC
125,000	1.700		05/27/16	118,750
175,000	2.500		01/15/19	149,188

				717,688

Noncaptive-Financial – 0.7%
General Electric Capital Corp.
125,000	6.150		08/07/37	162,134
International Lease Finance Corp.
375,000	5.750		05/15/16	381,562
150,000	7.125	(c)	09/01/18	164,805

				708,501

Pharmaceuticals, Biotechnology & Life Sciences – 1.9%
AbbVie, Inc.(b)
275,000	2.500		05/14/20	273,500
Actavis Funding SCS
225,000	2.350		03/12/18	225,794
50,000	3.450	(b)	03/15/22	49,327
125,000	4.850	(b)	06/15/44	114,139
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	406,276
EMD Finance LLC(b)(c)
375,000	2.950		03/19/22	370,537
Forest Laboratories, Inc.(c)
325,000	4.375		02/01/19	343,986
100,000	5.000	(b)	12/15/21	108,478

				1,892,037

Pipelines – 1.5%
Columbia Pipeline Group, Inc.(b)(c)
100,000	3.300		06/01/20	100,319
Enbridge, Inc.(b)
50,000	3.500		06/10/24	44,415
EnLink Midstream Partners LP(b)
175,000	4.150		06/01/25	160,412
Enterprise Products Operating LLC(b)
25,000	3.350		03/15/23	23,899
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	442,687
Sunoco Logistics Partners Operations LP(b)
50,000	4.250		04/01/24	45,232
Tennessee Gas Pipeline Co. LLC
50,000	8.375		06/15/32	52,165
TransCanada Pipelines Ltd.(a)(b)
325,000	6.350		05/15/67	273,000
Western Gas Partners LP(b)
100,000	3.950		06/01/25	93,271
Williams Companies, Inc.(b)
50,000	4.550		06/24/24	39,501

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Williams Partners LP(b)
$250,000	3.900%		01/15/25	$ 214,132

				1,489,033

Property/Casualty Insurance – 0.1%
Chubb Corp.(a)(b)
125,000	6.375		03/29/67	123,750

Real Estate Development – 0.3%
MDC Holdings, Inc.(b)
150,000	5.500		01/15/24	154,308
125,000	6.000		01/15/43	101,099

				255,407

Real Estate Investment Trusts – 3.3%
American Campus Communities Operating Partnership LP(b)
275,000	4.125		07/01/24	276,292
Brixmor Operating Partnership LP(b)
75,000	3.850		02/01/25	72,648
Camden Property Trust
325,000	5.700		05/15/17	346,018
DDR Corp.
375,000	7.500		04/01/17	405,639
225,000	7.875		09/01/20	274,259
HCP, Inc.
275,000	6.000		01/30/17	290,309
125,000	2.625	(b)	02/01/20	124,233
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	392,560
Healthcare Trust of America Holdings LP(b)
100,000	3.375		07/15/21	99,480
Kilroy Realty LP
275,000	5.000		11/03/15	275,822
Select Income REIT(b)
50,000	2.850		02/01/18	50,250
75,000	3.600		02/01/20	76,402
Senior Housing Properties Trust(b)
125,000	3.250		05/01/19	125,688
Ventas Realty LP(b)
125,000	3.500		02/01/25	120,072
Welltower, Inc.
375,000	2.250		03/15/18	376,598

				3,306,270

Software & Services – 0.2%
Fiserv, Inc.(b)
150,000	2.700		06/01/20	151,122

Technology – 0.9%
Amphenol Corp.(b)
125,000	3.125		09/15/21	125,328
Hewlett-Packard Co.
250,000	3.000		09/15/16	254,342
150,000	2.600		09/15/17	154,498
150,000	2.750		01/14/19	152,237
Intel Corp.(b)
200,000	3.700		07/29/25	205,197
QUALCOMM, Inc.
50,000	3.000		05/20/22	49,045

				940,647

Tobacco – 1.7%
BAT International Finance PLC(c)
400,000	3.950		06/15/25	416,037
Imperial Tobacco Finance PLC(c)
400,000	2.050		02/11/18	399,802

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Tobacco – (continued)
Reynolds American, Inc.(b)
$875,000	4.450%	06/12/25	$ 915,654

			1,731,493

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350	10/15/19	350,048
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
200,000	3.375	02/01/22	195,469

			545,517

Wireless Telecommunications – 2.5%
American Tower Corp.
125,000	4.700	03/15/22	130,587
Verizon Communications, Inc.
607,000	2.625	02/21/20	609,980
850,000	4.500	09/15/20	919,453
800,000	5.150	09/15/23	882,774

			2,542,794

Wirelines Telecommunications – 0.3%
Telefonica Emisiones SAU
175,000	3.192	04/27/18	179,224
100,000	5.462	02/16/21	111,735

			290,959

TOTAL CORPORATE OBLIGATIONS (Cost $33,373,815)			$ 33,504,626

Mortgage-Backed Obligations – 39.2%
Adjustable Rate Non-Agency(a)(b) – 0.6%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$175,046	1.699%	09/25/35	$ 157,051
Lehman XS Trust Series 2005-7N, Class 1A1A
258,542	0.464	12/25/35	219,462
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
319,060	1.049	12/25/46	258,215

			634,728

Collateralized Mortgage Obligations – 7.1%
Agency Multi-Family – 5.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(a)
$300,000	3.300%	04/25/23	$ 318,657
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(a)
300,000	3.034	10/25/20	315,554
FNMA
363,576	2.800	03/01/18	376,098
1,030,723	3.740	05/01/18	1,091,540
320,000	3.840	05/01/18	340,056
800,000	4.506	06/01/19	861,087
177,734	3.414	10/01/20	190,675
171,138	3.619	12/01/20	185,491
895,280	3.766	12/01/20	968,795
368,331	4.380	06/01/21	408,887
FNMA ACES Series 2012-M8, Class A2
100,000	2.349	05/25/22	100,921

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Agency Multi-Family – (continued)
FNMA ACES Series 2012-M8, Class ASQ2
	$78,479	1.520%	12/25/19	$ 79,215
GNMA
	127,425	3.950	07/15/25	138,980

				5,375,956

Regular Floater(a) – 1.3%
Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	339,997	0.383	09/20/66	361,381
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$71,289	0.565	09/20/66	66,815
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	191,917	0.263	09/20/66	203,022
Connecticut Avenue Securities Series 2014-C03, Class 1M1(b)
	$41,272	1.394	07/25/24	41,142
Connecticut Avenue Securities Series 2015-C01, Class 2M1(b)
	12,679	1.694	02/25/25	12,684
Eurosail PRIME-UK 2007-A PLC Series 2007-PR1X, Class A1(b)
GBP	76,162	0.989	09/13/45	107,538
Granite Master Issuer PLC Series 2003-3, Class 3A
	12,488	0.964	01/20/44	18,875
Leek Finance Number Eighteen PLC Series 18X, Class A2B(b)
	$175,620	0.605	09/21/38	181,337
Leek Finance Number Eighteen PLC Series 18X, Class A2C(b)
EUR	43,905	0.223	09/21/38	50,760
Leek Finance Number Seventeen PLC Series 17X, Class A2C(b)
	28,552	0.243	12/21/37	33,670
Quadrivio Finance SRL Series 2011-1, Class A1(b)
	116,666	0.481	07/25/60	129,455
Thrones 2013-1 PLC Series 2013-1, Class A(b)
GBP	70,265	2.084	07/20/44	105,923

				1,312,602

Sequential Fixed Rate – 0.5%
FNMA REMIC Series 2012-111, Class B
	$33,623	7.000	10/25/42	38,437
FNMA REMIC Series 2012-153, Class B
	83,177	7.000	07/25/42	97,545
National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	317,521

				453,503

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 7,142,061

Commercial Mortgage-Backed Securities – 2.7%
Sequential Fixed Rate – 2.7%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$315,055	5.774%	02/10/51	$ 334,660
FREMF Mortgage Trust Series 2014-K40, Class C(c)(d)
	100,000	4.208	11/25/47	96,162
FREMF Mortgage Trust Series 2014-K41, Class B(c)
	100,000	3.961	11/25/47	97,556
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	602,584	5.988	08/10/45	641,107
GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
	269,080	5.988	08/10/45	282,763

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
$456,309	5.811%	06/12/43	$ 464,458
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
262,125	5.883	02/12/49	276,932
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
492,553	5.608	05/15/46	511,056

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 2,704,694

Federal Agencies – 28.8%
Adjustable Rate FHLMC(a) – 0.8%
$797,982	2.458%	09/01/35	$ 853,006

Adjustable Rate FNMA(a) – 1.3%
291,063	2.103	05/01/33	304,060
517,935	2.458	05/01/35	552,760
384,025	2.706	09/01/35	410,763

			1,267,583

FHLMC – 2.9%
70,623	5.500	02/01/18	73,728
7,356	5.500	04/01/18	7,655
3,055	4.500	09/01/18	3,163
9,614	5.500	09/01/18	10,096
329	9.500	08/01/19	332
28	9.500	08/01/20	30
52,044	6.500	10/01/20	59,516
11,251	4.500	07/01/24	12,057
60,154	4.500	11/01/24	64,621
12,227	4.500	12/01/24	13,119
14,755	6.000	03/01/29	16,634
164	6.000	04/01/29	185
15,712	7.500	12/01/29	19,236
143,060	7.000	05/01/32	169,181
232	6.000	08/01/32	264
85,540	7.000	12/01/32	101,260
5,418	5.000	10/01/33	5,964
7,858	5.000	07/01/35	8,646
10,278	5.000	12/01/35	11,403
84,233	5.500	01/01/37	93,520
2,626	5.000	03/01/38	2,876
157,050	7.000	02/01/39	184,229
5,809	5.000	06/01/41	6,389
1,918,453	3.500	04/01/43	2,002,235

			2,866,339

FNMA – 9.4%
1,517	6.000	04/01/16	1,524
3,152	6.500	05/01/16	3,185
7,023	6.500	09/01/16	7,140
9,381	6.500	11/01/16	9,551
858	7.500	04/01/17	875
79,735	5.500	02/01/18	83,210
85,897	5.000	05/01/18	89,501
8,009	6.500	08/01/18	9,159
49,005	7.000	08/01/18	51,483
1,238	5.000	06/01/23	1,313
42,465	5.000	08/01/23	46,775
121,705	5.500	09/01/23	132,988

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$33,987	5.500%	10/01/23		$ 37,277
2,448	6.000	12/01/23		2,757
8,564	4.500	07/01/24		9,189
145,068	4.500	11/01/24		155,847
60,219	4.500	12/01/24		64,690
69	7.000	07/01/25		80
175	7.000	11/01/25		182
15,539	9.000	11/01/25		18,481
50,281	7.000	08/01/26		58,042
696	7.000	08/01/27		815
5,452	7.000	09/01/27		6,002
169	7.000	01/01/28		197
3,357	6.000	01/01/29		3,784
92,092	6.000	02/01/29		104,841
84,301	6.000	06/01/29		96,017
28,176	8.000	10/01/29		33,368
7,516	7.000	12/01/29		8,580
40,702	5.000	01/01/30		44,821
1,365	8.500	04/01/30		1,700
2,541	8.000	05/01/30		2,944
291	8.500	06/01/30		327
8,724	7.000	05/01/32		10,580
67,626	7.000	06/01/32		79,940
82,929	7.000	08/01/32		98,198
20,003	8.000	08/01/32		24,440
4,044	5.000	08/01/33		4,473
1,033	5.500	09/01/33		1,160
1,407	5.500	02/01/34		1,581
245	5.500	04/01/34		277
8,873	5.500	12/01/34		10,010
37,737	5.000	04/01/35		42,079
69,520	6.000	04/01/35		79,467
1,654	5.500	09/01/35		1,869
145,909	6.000	10/01/35		165,069
356,100	6.000	09/01/36		402,861
113	5.500	02/01/37		127
205	5.500	04/01/37		230
63	5.500	05/01/37		71
236,796	5.500	08/01/37		265,169
305	5.500	03/01/38		343
226	5.500	06/01/38		254
252	5.500	07/01/38		284
285	5.500	08/01/38		320
255	5.500	09/01/38		288
2,956	5.500	10/01/38		3,328
84	5.500	12/01/38		94
160,073	5.000	01/01/39		179,238
104,059	7.000	03/01/39		118,825
359,613	6.000	05/01/39		408,746
23,970	4.500	08/01/39		26,436
192,037	3.000	08/01/42		195,989
168,646	3.000	09/01/42		172,177
58,312	3.000	11/01/42		59,543
921,569	3.000	12/01/42		940,912
706,015	3.000	01/01/43		720,999
192,251	3.000	02/01/43		196,367
326,366	3.000	03/01/43		333,353
390,463	3.000	04/01/43		398,821
275,692	3.000	05/01/43		281,594
1,000,000	3.500	09/01/45		1,043,962
2,000,000	3.500	TBA-30yr	(e)	2,085,937

				9,442,056

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – 14.4%
$2,460	7.000%	10/15/25		$ 2,523
10,254	7.000	11/15/25		11,346
1,435	7.000	02/15/26		1,490
7,057	7.000	04/15/26		8,028
3,542	7.000	03/15/27		4,161
62,820	7.000	11/15/27		73,005
1,895	7.000	01/15/28		2,212
21,650	7.000	02/15/28		23,922
3,449	7.000	03/15/28		3,958
1,116	7.000	04/15/28		1,317
368	7.000	05/15/28		428
5,510	7.000	06/15/28		6,463
11,556	7.000	07/15/28		13,534
14,727	7.000	09/15/28		17,417
2,482	7.000	11/15/28		2,932
3,567	7.500	11/15/30		3,595
215,178	6.000	08/20/34		242,662
255,176	5.000	06/15/40		284,936
3,991,819	3.500	08/20/45		4,188,603
50,000	3.500	09/20/45		52,465
9,000,000	4.000	TBA-30yr	(e)	9,581,094

				14,526,091

TOTAL FEDERAL AGENCIES				$ 28,955,075

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $38,762,591)				$ 39,436,558

Agency Debentures – 4.0%
FHLB
$600,000	3.000%	09/10/21		$ 642,069
600,000	2.125	06/09/23		594,730
300,000	3.250	06/09/23		321,417
100,000	3.375	12/08/23		108,144
FHLMC
600,000	2.375	01/13/22		618,377
FNMA
400,000	6.250	05/15/29		556,582
Tennessee Valley Authority
500,000	3.875	02/15/21		553,897
500,000	5.375	04/01/56		629,414

TOTAL AGENCY DEBENTURES (Cost $3,790,171)				$ 4,024,630

Asset-Backed Securities – 7.9%
Collateralized Loan Obligations(a) – 4.8%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
$401,207	0.950%	11/01/18		$ 398,318
Acis CLO Ltd. Series 2013-1A, Class ACOM (c)
1,500,000	1.514	04/18/24		1,443,150
Acis CLO Ltd. Series 2013-2A, Class A(c)
122,937	0.786	10/14/22		121,424
Acis CLO Ltd. Series 2013-2A, Class ACOM (c)
819,602	1.143	10/14/22		804,439
Black Diamond CLO Ltd. Series 2006-1A, Class AD (c)
199,498	0.544	04/29/19		194,000
Ocean Trails CLO I Series 2006-1X, Class A1
845,027	0.536	10/12/20		833,438
OFSI Fund V Ltd. Series 2013-5A(c)
950,000	0.000	04/17/25		925,110

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a) – (continued)
Red River CLO Ltd. Series 1A, Class A(c)
	$157,300	0.570%	07/27/18	$ 156,541

				4,876,420

Home Equity(a) – 2.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
	59,972	7.000	09/25/37	59,469
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
	105,597	6.712	09/25/37	106,622
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(c)
	900,000	1.737	10/20/26	882,270
Sound Point CLO VIII Ltd. Series 2015-1A, Class A(c)
	900,000	1.819	04/15/27	890,959
Sound Point CLO VIII Ltd. Series 2015-1A, Class B(c)
	250,000	2.339	04/15/27	240,407

				2,179,727

Student Loans(a) – 0.9%
Access Group, Inc. Series 2005-2, Class A3(b)
	294,465	0.512	11/22/24	291,847
Chase Education Loan Trust Series 2007-A, Class A3
	91,309	0.396	12/28/23	89,268
Northstar Education Finance, Inc. Series 2004-2, Class A3
	86,956	0.464	07/30/18	86,319
Scholar Funding Trust 2010-A Series 2010-A, Class A(c)
	197,853	1.044	10/28/41	191,795
SLM Student Loan Trust Series 2005-3, Class A5
	277,348	0.385	10/25/24	270,443

				929,672

TOTAL ASSET-BACKED SECURITIES (Cost $7,979,001)				$ 7,985,819

Foreign Debt Obligations – 3.7%
Sovereign – 2.4%
Colombia Government International Bond(b)
	$640,000	4.000%	02/26/24	$ 620,160
Italy Buoni Poliennali Del Tesoro
EUR	231,897	2.602	09/15/19	282,727
	170,000	3.750	05/01/21	218,252
	80,000	5.500	11/01/22	114,261
Mexico Government International Bond
	$470,000	3.600	01/30/25	461,070
	160,000	4.750	03/08/44	146,000
	200,000	4.600	01/23/46	178,000
	10,000	5.750	10/12/10	9,350
Peruvian Government International Bond
	110,000	6.550	03/14/37	127,600
Spain Government Bond(c)
EUR	170,000	5.500	04/30/21	235,294

				2,392,714

Supranational – 1.3%
Inter-American Development Bank
	$200,000	1.000	02/27/18	198,829

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Supranational – (continued)
International Finance Corp.
$1,100,000	0.875%		06/15/18	$ 1,097,718

				1,296,547

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $3,795,283)				$ 3,689,261

Municipal Debt Obligations – 1.4%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%		03/01/36	$ 167,812
105,000	7.625		03/01/40	150,663

				318,475

Illinois – 0.3%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350		07/01/35	269,312

New York – 0.5%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600		09/01/20	542,422

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270		02/15/50	298,015

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $1,224,935)				$ 1,428,224

Government Guarantee Obligations – 2.9%
Hashemite Kingdom of Jordan Government AID Bond(f)
$700,000	2.503%		10/30/20	$ 728,844
Israel Government AID Bond(f)
400,000	5.500		09/18/23	492,756
200,000	5.500		12/04/23	247,014
100,000	5.500		04/26/24	123,531
KFW(f)
1,000,000	1.125		08/06/18	1,001,999
Kommunalbanken AS(c)(g)
300,000	1.000		09/26/17	300,534

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $2,862,483)				$ 2,894,678

Commercial Paper – 0.8%
Barclays Bank PLC(a)(b)(c)
$750,000	0.889%		04/13/16	$ 749,912
(Cost $750,000)

U.S. Treasury Obligations – 16.8%
United States Treasury Bonds
$4,100,000	3.625	%(h)	08/15/43	$ 4,721,069
1,450,000	3.750		11/15/43	1,707,462
700,000	3.625		02/15/44	805,070
1,300,000	3.375		05/15/44	1,426,945
1,000,000	3.000		11/15/44	1,021,380
900,000	3.000		05/15/45	921,087
500,000	2.875		08/15/45	499,690

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation-Protected Securities
$324,360	0.125%	04/15/16	$ 321,217
460,596	2.625	07/15/17	482,691
316,329	0.125	01/15/22	308,867
256,378	0.375	07/15/23	252,332
726,195	0.625	01/15/24	723,697
150,764	0.125	07/15/24	144,072
125,796	0.375	07/15/25	122,651
389,050	2.500	01/15/29	467,346
399,364	1.375	02/15/44	406,229
United States Treasury Notes
200,000	1.875	05/31/22	201,924
100,000	2.125	06/30/22	102,612
100,000	2.000	07/31/22	101,736
700,000	1.750	09/30/22	699,727
United States Treasury Principal-Only STRIPS(i)
1,900,000	0.000	11/15/27	1,443,430

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,690,507)			$ 16,881,234

TOTAL INVESTMENTS – 110.0% (Cost $108,228,786)			$110,594,942

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.0)%			(10,045,936)

NET ASSETS – 100.0%			$100,549,006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,859,291, which represents approximately 15.8% of net assets as of September 30, 2015.

(d)	Interest is based on the weighted net interest rate of the collateral.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,667,031 which represents approximately 11.6% of net assets as of September 30, 2015.

(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $2,594,144, which represents 2.6% of net assets as of September 30, 2015.

(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to $300,534, which represents 0.3% of net assets as of September 30, 2015.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
EURIBOR	— EURO Interbank Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
RMKT	— Remarketed
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
UK	— United Kingdom

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Barclays Bank PLC	USD	87,788	JPY	10,518,315	10/29/15	$87,707	$81
BNP Paribas SA	GBP	104,369	EUR	141,000	12/16/15	157,836	74
	USD	38,186	GBP	24,718	12/16/15	37,381	805
Citibank NA	EUR	71,000	GBP	52,040	12/16/15	79,441	741
	JPY	18,999,895	USD	158,000	12/16/15	158,593	593
	USD	199,942	CAD	265,109	12/16/15	198,593	1,349
	USD	1,673,839	EUR	1,487,744	11/06/15	1,663,309	10,530
	USD	79,130	EUR	70,000	12/16/15	78,321	809
	USD	479,459	GBP	305,180	10/08/15	461,647	17,812
JPMorgan Chase Bank NA	JPY	18,992,311	USD	158,000	12/16/15	158,530	530
	SEK	389,789	EUR	41,414	12/16/15	46,656	319
	USD	349,441	CAD	462,080	12/16/15	346,145	3,296
State Street Bank	EUR	142,000	GBP	102,859	12/16/15	158,881	3,329
	SEK	199,580	EUR	21,242	12/16/15	23,889	122
	USD	316,000	JPY	37,689,478	12/16/15	314,597	1,403
Westpac Banking Corp.	NZD	125,000	USD	78,006	12/16/15	79,473	1,467
	USD	362,548	CAD	480,086	12/16/15	359,634	2,914
	USD	45,878	EUR	40,613	12/16/15	45,442	437

TOTAL							$46,611

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America NA	EUR	69,000	USD	78,739	12/16/15	$77,203	$(1,536)
	USD	157,696	AUD	227,000	12/16/15	158,681	(985)
Barclays Bank PLC	CAD	105,358	USD	79,000	12/16/15	78,924	(76)
	GBP	11,843	USD	18,259	12/16/15	17,910	(349)
BNP Paribas SA	CAD	390,793	EUR	263,817	12/16/15	292,745	(2,436)
	EUR	71,000	USD	79,454	12/16/15	79,441	(14)
	GBP	103,617	EUR	141,000	12/16/15	156,698	(1,064)
	GBP	12,875	USD	20,128	12/16/15	19,470	(658)
Citibank NA	EUR	72,000	USD	80,510	11/06/15	80,497	(13)
	EUR	70,000	USD	78,805	12/16/15	78,322	(483)
	GBP	152,000	USD	238,802	10/08/15	229,931	(8,871)
	GBP	78,113	USD	120,595	12/16/15	118,129	(2,467)
	USD	58,144	SEK	494,000	10/06/15	59,025	(881)
JPMorgan Chase Bank NA	CAD	307,964	USD	236,000	12/16/15	230,696	(5,303)
	EUR	139,000	USD	158,149	12/16/15	155,525	(2,625)
Morgan Stanley Co., Inc.	EUR	142,000	USD	159,373	12/16/15	158,881	(492)
Standard Chartered Bank	NZD	245,000	USD	156,902	12/16/15	155,768	(1,133)
State Street Bank	AUD	111,000	USD	79,052	12/16/15	77,593	(1,459)
	CAD	204,829	USD	156,000	12/16/15	153,438	(2,562)
	EUR	40,489	USD	45,879	12/16/15	45,302	(576)
Westpac Banking Corp.	AUD	218,000	USD	156,208	12/16/15	152,389	(3,819)
	CAD	103,906	USD	79,000	12/16/15	77,836	(1,164)
	GBP	52,286	EUR	71,000	12/16/15	79,071	(370)
	USD	443,439	NZD	707,804	12/16/15	450,013	(6,574)

TOTAL							$(45,910)

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	3.500%	TBA-30yr	10/15/45	$(4,000,000)	$(4,190,000)
FHLMC	3.500	TBA-30yr	10/15/45	(1,000,000)	(1,040,313)
FNMA	3.000	TBA-30yr	10/25/45	(1,000,000)	(1,013,281)

TOTAL (Proceeds Received: $6,192,656)					$(6,243,594)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bond	8	December 2015	$1,258,750	$31,649
U.S. Ultra Long Treasury Bond	(50)	December 2015	(8,020,313)	(70,375)
2 Year U.S. Treasury Notes	28	December 2015	6,132,875	9,133
5 Year U.S. Treasury Notes	78	December 2015	9,400,219	51,795
10 Year Australian Government Bonds	3	December 2015	272,504	3,145
10 Year U.S. Treasury Notes	9	December 2015	1,158,609	1,062

TOTAL				$26,409

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

CAD	1,200	12/16/20	1.250%	3 Month BA	$1,712	$(371)
EUR	400	12/16/20	0.500	6 Month EURIBOR	(198)	2,720
NOK	3,510	12/16/20	1.500	6 Month NIBOR	902	2,940
SEK	9,960	12/16/20	3 Month STIBOR	0.500%	3,395	732
	$2,280	12/16/20	3 Month LIBOR	2.000	(32,195)	(25,740)
EUR	60	12/16/22	6 Month EURIBOR	0.500	1,387	(661)
	510	09/16/25	2.000	6 Month EURIBOR	(1,131)	12,198
GBP	340	09/16/25	6 Month LIBOR	2.750	(2,026)	(9,475)
EUR	40	09/28/25	1.500	6 Month EURIBOR	(178)	(44)
GBP	60	09/28/25	6 Month LIBOR	2.250	103	(79)
	$40	09/28/25	2.750	3 Month LIBOR	(127)	233
AUD	390	12/16/25	3.000	6 Month BBR	(62)	2,348
CAD	180	12/16/25	3 Month BA	2.000	(175)	(894)
EUR	3,730	12/16/25	0.750	6 Month EURIBOR	(116,624)	13,335
GBP	30	12/16/25	2.000	6 Month LIBOR	101	516
SEK	4,770	12/16/25	3 Month STIBOR	1.500	(4,726)	283
	$2,120	12/16/25	3 Month LIBOR	2.500	(33,418)	(51,978)
GBP	385	12/16/45	6 Month LIBOR	2.250	(13,746)	(9,466)

TOTAL					$(197,006)	$(63,403)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$108,230,649

Gross unrealized gain	3,543,271
Gross unrealized loss	(1,178,978)

Net unrealized security gain	$2,364,293

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.5%
Automobiles & Components – 1.0%
2,145	BorgWarner, Inc.	$ 89,211
2,745	Delphi Automotive PLC	208,730
37,507	Ford Motor Co.	508,970
13,873	General Motors Co.	416,467
1,980	Harley-Davidson, Inc.	108,702
6,298	Johnson Controls, Inc.	260,485
2,525	The Goodyear Tire & Rubber Co.	74,058

		1,666,623

Banks – 6.0%
100,732	Bank of America Corp.	1,569,405
7,100	BB&T Corp.	252,760
28,969	Citigroup, Inc.	1,437,152
1,762	Comerica, Inc.	72,418
7,721	Fifth Third Bancorp	146,004
4,493	Hudson City Bancorp, Inc.	45,694
7,808	Huntington Bancshares, Inc.	82,765
35,458	JPMorgan Chase & Co.	2,161,874
8,309	KeyCorp	108,100
1,277	M&T Bank Corp.	155,730
2,938	People’s United Financial, Inc.	46,215
13,107	Regions Financial Corp.	118,094
5,012	SunTrust Banks, Inc.	191,659
4,910	The PNC Financial Services Group, Inc.	437,972
15,932	U.S. Bancorp	653,371
44,791	Wells Fargo & Co.	2,300,018
1,886	Zions Bancorporation	51,940

		9,831,171

Capital Goods – 7.1%
6,013	3M Co.	852,463
908	Allegion PLC	52,355
2,330	AMETEK, Inc.	121,906
5,779	Caterpillar, Inc.	377,715
1,616	Cummins, Inc.	175,465
5,723	Danaher Corp.	487,657
3,001	Deere & Co.	222,074
1,512	Dover Corp.	86,456
4,451	Eaton Corp. PLC	228,336
6,325	Emerson Electric Co.	279,375
2,645	Fastenal Co.	96,833
1,290	Flowserve Corp.	53,071
1,463	Fluor Corp.	61,958
2,920	General Dynamics Corp.	402,814
96,692	General Electric Co.	2,438,572
7,500	Honeywell International, Inc.	710,175
3,171	Illinois Tool Works, Inc.	261,005
2,503	Ingersoll-Rand PLC	127,077
1,267	Jacobs Engineering Group, Inc.*	47,424
996	Joy Global, Inc.	14,870
812	L-3 Communications Holdings, Inc.	84,870
2,573	Lockheed Martin Corp.	533,409
3,272	Masco Corp.	82,389
1,804	Northrop Grumman Corp.	299,374
3,413	PACCAR, Inc.	178,056
1,327	Parker-Hannifin Corp.	129,117
1,680	Pentair PLC	85,747
1,317	Precision Castparts Corp.	302,528

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
1,991	Quanta Services, Inc.*	$ 48,202
2,914	Raytheon Co.	318,384
1,297	Rockwell Automation, Inc.	131,607
1,259	Rockwell Collins, Inc.	103,037
963	Roper Technologies, Inc.	150,902
560	Snap-on, Inc.	84,526
1,486	Stanley Black & Decker, Inc.	144,112
2,736	Textron, Inc.	102,983
6,117	The Boeing Co.	801,021
933	United Rentals, Inc.*	56,027
7,943	United Technologies Corp.	706,848
580	W.W. Grainger, Inc.	124,706
1,690	Xylem, Inc.	55,517

		11,620,963

Commercial & Professional Services – 0.7%
885	Cintas Corp.	75,889
1,172	Equifax, Inc.	113,895
3,512	Nielsen Holdings PLC	156,179
1,965	Pitney Bowes, Inc.	39,005
2,270	Republic Services, Inc.	93,524
1,283	Robert Half International, Inc.	65,638
834	Stericycle, Inc.*	116,184
1,707	The ADT Corp.	51,039
341	The Dun & Bradstreet Corp.	35,805
4,117	Tyco International PLC	137,755
4,080	Waste Management, Inc.	203,225

		1,088,138

Consumer Durables & Apparel – 1.5%
2,614	Coach, Inc.	75,623
3,199	D.R. Horton, Inc.	93,923
439	Fossil Group, Inc.*	24,531
1,234	Garmin Ltd.	44,276
3,879	Hanesbrands, Inc.	112,258
676	Harman International Industries, Inc.	64,889
1,067	Hasbro, Inc.	76,973
1,351	Leggett & Platt, Inc.	55,729
1,714	Lennar Corp. Class A	82,495
3,224	Mattel, Inc.	67,897
1,952	Michael Kors Holdings Ltd.*	82,453
585	Mohawk Industries, Inc.*	106,347
2,545	Newell Rubbermaid, Inc.	101,062
6,525	NIKE, Inc. Class B	802,379
3,126	PulteGroup, Inc.	58,988
784	PVH Corp.	79,921
603	Ralph Lauren Corp.	71,251
1,605	Under Armour, Inc. Class A*	155,332
3,283	VF Corp.	223,933
746	Whirlpool Corp.	109,856

		2,490,116

Consumer Services – 1.9%
4,379	Carnival Corp.	217,636
301	Chipotle Mexican Grill, Inc.*	216,795
1,097	Darden Restaurants, Inc.	75,188
2,650	H&R Block, Inc.	95,930
1,973	Marriott International, Inc. Class A	134,559
9,065	McDonald’s Corp.	893,175
1,601	Royal Caribbean Cruises Ltd.	142,633

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
14,213	Starbucks Corp.	$ 807,867
1,617	Starwood Hotels & Resorts Worldwide, Inc.	107,498
1,154	Wyndham Worldwide Corp.	82,973
807	Wynn Resorts Ltd.	42,868
4,179	Yum! Brands, Inc.	334,111

		3,151,233

Diversified Financials – 5.0%
537	Affiliated Managers Group, Inc.*	91,822
8,192	American Express Co.	607,273
1,695	Ameriprise Financial, Inc.	184,975
17,963	Berkshire Hathaway, Inc. Class B*	2,342,375
1,219	BlackRock, Inc.	362,616
5,228	Capital One Financial Corp.	379,135
3,251	CME Group, Inc.	301,498
4,190	Discover Financial Services	217,838
2,843	E*TRADE Financial Corp.*	74,856
3,743	Franklin Resources, Inc.	139,464
1,065	Intercontinental Exchange, Inc.	250,264
4,159	Invesco Ltd.	129,886
979	Legg Mason, Inc.	40,736
2,947	Leucadia National Corp.	59,706
2,619	McGraw Hill Financial, Inc.	226,543
1,713	Moody’s Corp.	168,217
14,737	Morgan Stanley	464,216
1,091	Nasdaq, Inc.	58,183
3,681	Navient Corp.	41,374
2,072	Northern Trust Corp.	141,228
3,955	State Street Corp.	265,816
2,466	T. Rowe Price Group, Inc.	171,387
10,710	The Bank of New York Mellon Corp.	419,296
11,091	The Charles Schwab Corp.	316,759
3,855	The Goldman Sachs Group, Inc.(a)	669,845

		8,125,308

Energy – 6.9%
4,860	Anadarko Petroleum Corp.	293,495
3,681	Apache Corp.	144,148
4,226	Baker Hughes, Inc.	219,921
3,946	Cabot Oil & Gas Corp.	86,260
1,856	Cameron International Corp.*	113,810
5,166	Chesapeake Energy Corp.	37,867
18,094	Chevron Corp.	1,427,255
867	Cimarex Energy Co.	88,850
3,150	Columbia Pipeline Group, Inc.	57,613
11,860	ConocoPhillips	568,806
2,339	CONSOL Energy, Inc.	22,922
3,650	Devon Energy Corp.	135,378
746	Diamond Offshore Drilling, Inc.	12,906
2,294	Ensco PLC Class A	32,300
5,271	EOG Resources, Inc.	383,729
1,437	EQT Corp.	93,074
39,985	Exxon Mobil Corp.	2,972,885
2,257	FMC Technologies, Inc.*	69,967
8,220	Halliburton Co.	290,577
1,076	Helmerich & Payne, Inc.	50,852

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
2,310	Hess Corp.	$ 115,639
17,299	Kinder Morgan, Inc.	478,836
6,535	Marathon Oil Corp.	100,639
5,226	Marathon Petroleum Corp.	242,121
1,708	Murphy Oil Corp.	41,334
3,797	National Oilwell Varco, Inc.	142,957
1,404	Newfield Exploration Co.*	46,192
3,761	Noble Energy, Inc.	113,507
7,360	Occidental Petroleum Corp.	486,864
2,070	ONEOK, Inc.	66,654
4,609	Phillips 66	354,156
1,455	Pioneer Natural Resources Co.	176,986
1,645	Range Resources Corp.	52,837
12,164	Schlumberger Ltd.	838,951
3,798	Southwestern Energy Co.*	48,197
6,383	Spectra Energy Corp.	167,681
1,202	Tesoro Corp.	116,882
6,446	The Williams Companies, Inc.	237,535
3,110	Transocean Ltd.	40,181
4,785	Valero Energy Corp.	287,578

		11,258,342

Food & Staples Retailing – 2.4%
4,241	Costco Wholesale Corp.	613,121
10,727	CVS Health Corp.	1,034,941
5,325	Sysco Corp.	207,515
9,276	The Kroger Co.	334,585
8,355	Walgreens Boots Alliance, Inc.	694,301
15,172	Wal-Mart Stores, Inc.	983,753
3,463	Whole Foods Market, Inc.	109,604

		3,977,820

Food, Beverage & Tobacco – 5.5%
18,783	Altria Group, Inc.	1,021,795
5,916	Archer-Daniels-Midland Co.	245,218
1,021	Brown-Forman Corp. Class B	98,935
1,729	Campbell Soup Co.	87,626
2,015	Coca-Cola Enterprises, Inc.	97,425
4,098	ConAgra Foods, Inc.	166,010
1,627	Constellation Brands, Inc. Class A	203,717
1,824	Dr. Pepper Snapple Group, Inc.	144,187
5,773	General Mills, Inc.	324,039
1,261	Hormel Foods Corp.	79,834
2,370	Kellogg Co.	157,724
1,139	Keurig Green Mountain, Inc.	59,387
1,116	McCormick & Co., Inc.	91,713
1,964	Mead Johnson Nutrition Co.	138,266
1,567	Molson Coors Brewing Co. Class B	130,092
15,422	Mondelez International, Inc. Class A	645,719
1,431	Monster Beverage Corp.*	193,385
14,078	PepsiCo, Inc.	1,327,555
14,901	Philip Morris International, Inc.	1,182,096
7,972	Reynolds American, Inc.	352,920
37,524	The Coca-Cola Co.	1,505,463
1,393	The Hershey Co.	127,989
909	The J.M. Smucker Co.	103,708
5,689	The Kraft Heinz Co.	401,530

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
2,845	Tyson Foods, Inc. Class A	$ 122,620

		9,008,953

Health Care Equipment & Services – 5.0%
14,295	Abbott Laboratories	574,945
3,359	Aetna, Inc.	367,508
1,992	AmerisourceBergen Corp.	189,220
2,539	Anthem, Inc.	355,460
5,172	Baxter International, Inc.	169,900
2,015	Becton, Dickinson and Co.	267,310
13,000	Boston Scientific Corp.*	213,330
703	C. R. Bard, Inc.	130,976
3,121	Cardinal Health, Inc.	239,755
2,957	Cerner Corp.*	177,302
2,489	Cigna Corp.	336,065
1,629	DaVita HealthCare Partners, Inc.*	117,826
1,387	DENTSPLY International, Inc.	70,141
1,052	Edwards Lifesciences Corp.*	149,563
6,476	Express Scripts Holding Co.*	524,297
3,077	HCA Holdings, Inc.*	238,037
806	Henry Schein, Inc.*	106,972
1,437	Humana, Inc.	257,223
358	Intuitive Surgical, Inc.*	164,530
974	Laboratory Corp. of America Holdings*	105,650
2,219	McKesson Corp.	410,582
13,546	Medtronic PLC	906,769
779	Patterson Companies, Inc.	33,692
1,352	Quest Diagnostics, Inc.	83,107
2,700	St. Jude Medical, Inc.	170,343
3,044	Stryker Corp.	286,440
934	Tenet Healthcare Corp.*	34,483
9,154	UnitedHealth Group, Inc.	1,061,955
882	Universal Health Services, Inc. Class B	110,082
928	Varian Medical Systems, Inc.*	68,468
1,655	Zimmer Biomet Holdings, Inc.	155,454

		8,077,385

Household & Personal Products – 1.9%
8,664	Colgate-Palmolive Co.	549,818
3,511	Kimberly-Clark Corp.	382,839
1,238	The Clorox Co.	143,026
2,117	The Estee Lauder Companies, Inc. Class A	170,800
26,026	The Procter & Gamble Co.	1,872,310

		3,118,793

Insurance – 2.8%
3,146	ACE Ltd.	325,296
4,181	Aflac, Inc.	243,042
12,453	American International Group, Inc.	707,579
2,734	Aon PLC	242,260
623	Assurant, Inc.	49,223
1,394	Cincinnati Financial Corp.	74,997
4,646	Genworth Financial, Inc. Class A*	21,464
2,484	Lincoln National Corp.	117,891
2,831	Loews Corp.	102,312

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
5,168	Marsh & McLennan Companies, Inc.	$ 269,873
10,765	MetLife, Inc.	507,570
2,611	Principal Financial Group, Inc.	123,605
4,381	Prudential Financial, Inc.	333,876
3,886	The Allstate Corp.	226,321
2,164	The Chubb Corp.	265,415
4,042	The Hartford Financial Services Group, Inc.	185,043
5,639	The Progressive Corp.	172,779
2,970	The Travelers Companies, Inc.	295,604
1,088	Torchmark Corp.	61,363
2,426	Unum Group	77,826
2,856	XL Group PLC	103,730

		4,507,069

Materials – 2.8%
1,856	Air Products & Chemicals, Inc.	236,789
668	Airgas, Inc.	59,673
11,842	Alcoa, Inc.	114,394
832	Avery Dennison Corp.	47,066
1,339	Ball Corp.	83,286
2,254	CF Industries Holdings, Inc.	101,205
8,645	E.I. du Pont de Nemours & Co.	416,689
1,443	Eastman Chemical Co.	93,391
2,574	Ecolab, Inc.	282,419
1,278	FMC Corp.	43,337
10,104	Freeport-McMoRan, Inc.	97,908
766	International Flavors & Fragrances, Inc.	79,097
3,967	International Paper Co.	149,913
3,587	LyondellBasell Industries NV Class A	299,012
611	Martin Marietta Materials, Inc.	92,842
4,503	Monsanto Co.	384,286
5,034	Newmont Mining Corp.	80,896
3,043	Nucor Corp.	114,265
1,570	Owens-Illinois, Inc.*	32,530
2,586	PPG Industries, Inc.	226,766
2,776	Praxair, Inc.	282,763
2,045	Sealed Air Corp.	95,870
1,147	Sigma-Aldrich Corp.	159,341
11,146	The Dow Chemical Co.	472,590
3,030	The Mosaic Co.	94,263
758	The Sherwin-Williams Co.	168,867
1,285	Vulcan Materials Co.	114,622
2,484	WestRock Co.	127,777

		4,551,857

Media – 3.2%
2,057	Cablevision Systems Corp. Class A	66,791
4,359	CBS Corp. Class B	173,924
24,183	Comcast Corp. Class A	1,375,529
1,393	Discovery Communications, Inc. Class A*	36,260
2,499	Discovery Communications, Inc. Class C*	60,701
4,782	News Corp. Class A	60,349
2,331	Omnicom Group, Inc.	153,613
918	Scripps Networks Interactive, Inc. Class A	45,156

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
2,271	TEGNA, Inc.	$ 50,848
3,864	The Interpublic Group of Companies, Inc.	73,918
14,884	The Walt Disney Co.	1,521,145
2,711	Time Warner Cable, Inc.	486,272
7,802	Time Warner, Inc.	536,387
16,169	Twenty-First Century Fox, Inc. Class A	436,240
900	Twenty-First Century Fox, Inc. Class B	24,363
3,344	Viacom, Inc. Class B	144,293

		5,245,789

Pharmaceuticals, Biotechnology & Life Sciences – 9.7%
15,932	AbbVie, Inc.	866,860
3,186	Agilent Technologies, Inc.	109,375
2,136	Alexion Pharmaceuticals, Inc.*	334,049
3,775	Allergan PLC*	1,026,083
7,264	Amgen, Inc.	1,004,757
5,156	Baxalta, Inc.	162,466
2,259	Biogen, Inc.*	659,199
15,971	Bristol-Myers Squibb Co.	945,483
7,572	Celgene Corp.*	819,063
9,351	Eli Lilly & Co.	782,585
1,928	Endo International PLC*	133,572
14,067	Gilead Sciences, Inc.	1,381,239
26,612	Johnson & Johnson	2,484,230
1,149	Mallinckrodt PLC*	73,467
26,994	Merck & Co., Inc.	1,333,234
3,967	Mylan NV*	159,711
1,091	PerkinElmer, Inc.	50,142
1,378	Perrigo Co. PLC	216,718
59,204	Pfizer, Inc.	1,859,598
724	Regeneron Pharmaceuticals, Inc.*	336,761
3,827	Thermo Fisher Scientific, Inc.	467,966
2,327	Vertex Pharmaceuticals, Inc.*	242,334
781	Waters Corp.*	92,322
4,418	Zoetis, Inc.	181,933

		15,723,147

Real Estate – 2.7%
4,063	American Tower Corp. (REIT)	357,463
1,564	Apartment Investment & Management Co. Class A (REIT)	57,899
1,271	AvalonBay Communities, Inc. (REIT)	222,196
1,487	Boston Properties, Inc. (REIT)	176,061
2,716	CBRE Group, Inc. Class A*	86,912
3,223	Crown Castle International Corp. (REIT)	254,198
538	Equinix, Inc. (REIT)	147,089
3,492	Equity Residential (REIT)	262,319
640	Essex Property Trust, Inc. (REIT)	142,989
5,626	General Growth Properties, Inc. (REIT)	146,107
4,436	HCP, Inc. (REIT)	165,241
7,270	Host Hotels & Resorts, Inc. (REIT)	114,939
1,891	Iron Mountain, Inc. (REIT)	58,659

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
3,948	Kimco Realty Corp. (REIT)	$ 96,450
1,633	Plum Creek Timber Co., Inc. (REIT)	64,520
4,966	Prologis, Inc. (REIT)	193,177
1,400	Public Storage (REIT)	296,282
2,269	Realty Income Corp. (REIT)	107,528
2,976	Simon Property Group, Inc. (REIT)	546,751
942	SL Green Realty Corp. (REIT)	101,887
1,341	The Macerich Co. (REIT)	103,016
3,212	Ventas, Inc. (REIT)	180,065
1,701	Vornado Realty Trust (REIT)	153,804
3,345	Welltower, Inc. (REIT)*	226,523
5,013	Weyerhaeuser Co. (REIT)	137,055

		4,399,130

Retailing – 5.4%
717	Advance Auto Parts, Inc.	135,893
3,671	Amazon.com, Inc.*	1,879,148
696	AutoNation, Inc.*	40,493
297	AutoZone, Inc.*	214,977
1,681	Bed Bath & Beyond, Inc.*	95,851
2,821	Best Buy Co., Inc.	104,715
2,054	CarMax, Inc.*	121,843
2,886	Dollar General Corp.	209,062
2,160	Dollar Tree, Inc.*	143,986
979	Expedia, Inc.	115,209
981	GameStop Corp. Class A	40,427
1,474	Genuine Parts Co.	122,180
1,903	Kohl’s Corp.	88,128
2,332	L Brands, Inc.	210,183
8,905	Lowe’s Companies, Inc.	613,733
3,145	Macy’s, Inc.	161,401
4,052	Netflix, Inc.*	418,410
1,352	Nordstrom, Inc.	96,952
947	O’Reilly Automotive, Inc.*	236,750
3,951	Ross Stores, Inc.	191,505
780	Signet Jewelers Ltd.	106,181
6,320	Staples, Inc.	74,134
6,048	Target Corp.	475,736
2,290	The Gap, Inc.	65,265
12,359	The Home Depot, Inc.	1,427,341
488	The Priceline Group, Inc.*	603,588
6,448	The TJX Companies, Inc.	460,516
1,107	Tiffany & Co.	85,483
1,342	Tractor Supply Co.	113,157
1,075	TripAdvisor, Inc.*	67,746
944	Urban Outfitters, Inc.*	27,735

		8,747,728

Semiconductors & Semiconductor Equipment – 2.4%
2,848	Altera Corp.	142,628
3,055	Analog Devices, Inc.	172,332
11,556	Applied Materials, Inc.	169,758
2,515	Avago Technologies Ltd.	314,400
5,193	Broadcom Corp. Class A	267,076
780	First Solar, Inc.*	33,345
45,488	Intel Corp.	1,371,008
1,512	KLA-Tencor Corp.	75,600
1,502	Lam Research Corp.	98,126
2,325	Linear Technology Corp.	93,814
1,948	Microchip Technology, Inc.	83,939

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
10,348	Micron Technology, Inc.*	$ 155,013
4,826	NVIDIA Corp.	118,961
1,461	Qorvo, Inc.*	65,818
1,868	Skyworks Solutions, Inc.	157,304
9,813	Texas Instruments, Inc.	485,940
2,490	Xilinx, Inc.	105,576

		3,910,638

Software & Services – 11.5%
5,972	Accenture PLC Class A	586,809
4,839	Activision Blizzard, Inc.	149,477
4,790	Adobe Systems, Inc.*	393,834
1,695	Akamai Technologies, Inc.*	117,057
601	Alliance Data Systems Corp.*	155,647
2,237	Autodesk, Inc.*	98,741
4,506	Automatic Data Processing, Inc.	362,102
3,060	CA, Inc.	83,538
1,518	Citrix Systems, Inc.*	105,167
5,861	Cognizant Technology Solutions Corp. Class A*	366,957
1,321	Computer Sciences Corp.	81,083
10,563	eBay, Inc.*	258,160
2,981	Electronic Arts, Inc.*	201,963
21,666	Facebook, Inc. Class A*	1,947,773
2,687	Fidelity National Information Services, Inc.	180,244
2,297	Fiserv, Inc.*	198,943
2,779	Google, Inc. Class A*	1,774,030
2,835	Google, Inc. Class C*	1,724,871
8,674	International Business Machines Corp.	1,257,470
2,666	Intuit, Inc.	236,607
9,605	Mastercard, Inc. Class A	865,603
76,707	Microsoft Corp.	3,395,052
31,300	Oracle Corp.	1,130,556
3,135	Paychex, Inc.	149,320
10,613	PayPal Holdings, Inc.*	329,427
1,786	Red Hat, Inc.*	128,378
5,882	salesforce.com inc*	408,387
6,457	Symantec Corp.	125,718
1,402	Teradata Corp.*	40,602
4,898	The Western Union Co.	89,927
1,614	Total System Services, Inc.	73,324
979	VeriSign, Inc.*	69,078
18,598	Visa, Inc. Class A	1,295,537
9,792	Xerox Corp.	95,276
8,324	Yahoo!, Inc.*	240,647

		18,717,305

Technology Hardware & Equipment – 6.4%
2,979	Amphenol Corp. Class A	151,810
54,706	Apple, Inc.	6,034,072
48,925	Cisco Systems, Inc.	1,284,281
11,799	Corning, Inc.	201,999
18,399	EMC Corp.	444,520
689	F5 Networks, Inc.*	79,786
1,314	FLIR Systems, Inc.	36,779
1,069	Harris Corp.	78,197
17,363	Hewlett-Packard Co.	444,666
3,371	Juniper Networks, Inc.	86,668
1,547	Motorola Solutions, Inc.	105,784

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
2,948	NetApp, Inc.	$ 87,261
15,122	QUALCOMM, Inc.	812,505
2,003	SanDisk Corp.	108,823
2,861	Seagate Technology PLC	128,173
3,864	TE Connectivity Ltd.	231,415
2,073	Western Digital Corp.	164,679

		10,481,418

Telecommunication Services – 2.4%
59,077	AT&T, Inc.	1,924,729
5,377	CenturyLink, Inc.	135,070
10,443	Frontier Communications Corp.	49,604
2,777	Level 3 Communications, Inc.*	121,327
38,975	Verizon Communications, Inc.	1,695,802

		3,926,532

Transportation – 2.2%
6,466	American Airlines Group, Inc.	251,075
1,336	C.H. Robinson Worldwide, Inc.	90,554
9,432	CSX Corp.	253,721
7,656	Delta Air Lines, Inc.	343,525
1,797	Expeditors International of Washington, Inc.	84,549
2,544	FedEx Corp.	366,285
904	J.B. Hunt Transport Services, Inc.	64,545
1,037	Kansas City Southern	94,242
2,922	Norfolk Southern Corp.	223,241
527	Ryder System, Inc.	39,019
6,284	Southwest Airlines Co.	239,043
8,351	Union Pacific Corp.	738,312
3,678	United Continental Holdings, Inc.*	195,118
6,681	United Parcel Service, Inc. Class B	659,348

		3,642,577

Utilities – 3.1%
6,546	AES Corp.	64,085
1,111	AGL Resources, Inc.	67,816
2,394	Ameren Corp.	101,194
4,660	American Electric Power Co., Inc.	264,968
4,108	CenterPoint Energy, Inc.	74,108
2,575	CMS Energy Corp.	90,949
2,839	Consolidated Edison, Inc.	189,787
5,685	Dominion Resources, Inc.	400,110
1,690	DTE Energy Co.	135,825
6,662	Duke Energy Corp.	479,264
3,117	Edison International	196,589
1,711	Entergy Corp.	111,386
3,035	Eversource Energy	153,632
8,190	Exelon Corp.	243,243
4,014	FirstEnergy Corp.	125,678
4,430	NextEra Energy, Inc.	432,147
3,150	NiSource, Inc.	58,433
3,185	NRG Energy, Inc.	47,297
2,478	Pepco Holdings, Inc.	60,017
4,561	PG&E Corp.	240,821
1,110	Pinnacle West Capital Corp.	71,195
6,350	PPL Corp.	208,852

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description			Value
Common Stocks – (continued)
Utilities – (continued)
4,845	Public Service Enterprise Group, Inc.			$ 204,265
1,337	SCANA Corp.			75,220
2,233	Sempra Energy			215,976
2,312	TECO Energy, Inc.			60,713
8,742	The Southern Co.			390,767
2,975	WEC Energy Group, Inc.			155,355
4,900	Xcel Energy, Inc.			173,509

				5,093,201

TOTAL COMMON STOCKS (Cost $84,674,402)				162,361,236

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligation – 0.1%
United States Treasury Bills
$100,000	0.000	%(b)(c)	10/01/15	$ 100,000
100,000	0.000	(b)	03/10/16	99,987

TOTAL U.S. TREASURY OBLIGATIONS (Cost $199,991)				$ 199,987

TOTAL INVESTMENTS – 99.7% (Cost $84,874,393)				$162,561,223

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%				487,896

NET ASSETS – 100.0%				$163,049,119

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	11	December 2015	$1,049,785	$(33,587)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$96,387,038

Gross unrealized gain	81,305,300
Gross unrealized loss	(15,131,115)

Net unrealized security gain	$66,174,185

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 23.3%
FHLB Discount Notes
$33,464,000	0.000%	12/23/15	$ 33,455,500
FHLMC Discount Notes
29,958,000	0.000	01/22/16	29,945,777
FNMA Discount Notes
14,950,000	0.000	01/14/16	14,944,334

TOTAL AGENCY DEBENTURES (Cost $78,331,301)			$ 78,345,611

U.S. Treasury Obligation – 29.4%
United States Treasury Note
$92,596,000	2.750%	11/15/23	$ 98,577,701
(Cost $97,617,082)

Shares	Description	Value
Exchange Traded Funds – 13.7%
97,892	iShares Core S&P 500 ETF	$ 18,864,768
153,562	Vanguard S&P 500 ETF	26,982,379

TOTAL EXCHANGE TRADED FUNDS (Cost $48,742,619)		$ 45,847,147

Shares	Distribution Rate	Value
Investment Company(b)(c) – 36.1%
Goldman Sachs Financial Square Government Fund – FST Shares
120,929,276	0.025%	$120,929,276
(Cost $120,929,276)

TOTAL INVESTMENTS – 102.5% (Cost $345,620,278)		$343,699,735

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(8,391,878)

NET ASSETS – 100.0%		$335,307,857

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

Investment Abbreviations:
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	179	December 2015	$6,182,451	$(162,414)
FTSE 100 Index	84	December 2015	7,647,768	(57,881)
TSE TOPIX Index	78	December 2015	9,177,427	(141,022)
10 Year Japanese Government Bonds	41	December 2015	50,636,102	173,568

TOTAL				$(187,749)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$345,868,423

Gross unrealized gain	974,929
Gross unrealized loss	(3,143,617)

Net unrealized security loss	$(2,168,688)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.5%
Automobiles & Components – 1.2%
46,768	BorgWarner, Inc.	$ 1,945,081

Banks – 2.8%
29,348	Eagle Bancorp, Inc.*	1,335,334
53,203	First Republic Bank	3,339,552

		4,674,886

Capital Goods – 10.6%
50,984	AMETEK, Inc.	2,667,483
44,493	Fortune Brands Home & Security, Inc.	2,112,083
39,800	Graco, Inc.	2,667,794
19,895	Hubbell, Inc. Class B	1,690,080
23,645	Middleby Corp.*	2,487,217
73,476	Sensata Technologies Holding NV*	3,257,926
12,761	W.W. Grainger, Inc.	2,743,743

		17,626,326

Consumer Durables & Apparel – 6.5%
136,009	Kate Spade & Co.*	2,599,132
29,448	PVH Corp.	3,001,929
30,768	Under Armour, Inc. Class A*	2,977,727
32,000	VF Corp.	2,182,720

		10,761,508

Consumer Services – 5.2%
3,806	Chipotle Mexican Grill, Inc.*	2,741,272
99,083	Hilton Worldwide Holdings, Inc.	2,272,964
18,918	Panera Bread Co. Class A*	3,658,930

		8,673,166

Diversified Financials – 3.5%
17,572	Intercontinental Exchange, Inc.	4,129,244
28,301	Navient Corp.	318,103
191,374	SLM Corp.*	1,416,168

		5,863,515

Energy – 0.9%
25,243	Dril-Quip, Inc.*	1,469,647

Food & Staples Retailing – 1.5%
78,146	Whole Foods Market, Inc.	2,473,321

Food, Beverage & Tobacco – 6.7%
51,354	Blue Buffalo Pet Products, Inc.*	919,750
21,658	Brown-Forman Corp. Class B	2,098,660
23,290	Keurig Green Mountain, Inc.	1,214,341
39,145	McCormick & Co., Inc.	3,216,936
42,784	The Hain Celestial Group, Inc.*	2,207,654
19,283	TreeHouse Foods, Inc.*	1,500,025

		11,157,366

Health Care Equipment & Services – 9.0%
20,519	Adeptus Health, Inc. Class A*	1,657,115
30,424	Cardinal Health, Inc.	2,337,172
43,849	Cerner Corp.*	2,629,186
20,971	DexCom, Inc.*	1,800,570
20,162	Henry Schein, Inc.*	2,675,901
4,949	Intuitive Surgical, Inc.*	2,274,461
13,382	Teleflex, Inc.	1,662,178

		15,036,583

Shares	Description	Value
Common Stocks – (continued)
Materials – 3.5%
18,441	Ashland, Inc.	$ 1,855,533
112,808	Axalta Coating Systems Ltd.*	2,858,555
5,005	The Sherwin-Williams Co.	1,115,014

		5,829,102

Pharmaceuticals, Biotechnology & Life Sciences – 6.2%
44,737	Agilent Technologies, Inc.	1,535,821
24,133	Alkermes PLC*	1,415,883
4,450	Bluebird Bio, Inc.*	380,698
61,525	Cepheid, Inc.*	2,780,930
15,468	Medivation, Inc.*	657,390
4,949	Mettler-Toledo International, Inc.*	1,409,178
6,340	Ultragenyx Pharmaceutical, Inc.*	610,605
15,312	Vertex Pharmaceuticals, Inc.*	1,594,592

		10,385,097

Real Estate – 4.0%
64,942	CBRE Group, Inc. Class A*	2,078,144
16,428	Equinix, Inc. (REIT)	4,491,415

		6,569,559

Retailing – 13.1%
21,621	Advance Auto Parts, Inc.	4,097,828
3,105	Burlington Stores, Inc.*	158,479
60,748	Five Below, Inc.*	2,039,918
18,996	L Brands, Inc.	1,712,109
85,269	LKQ Corp.*	2,418,229
8,218	Netflix, Inc.*	848,591
20,771	Restoration Hardware Holdings, Inc.*	1,938,142
43,561	Tractor Supply Co.	3,673,063
18,086	TripAdvisor, Inc.*	1,139,780
23,508	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,840,032

		21,866,171

Semiconductors & Semiconductor Equipment – 1.2%
43,694	Qorvo, Inc.*	1,968,415

Software & Services – 16.0%
88,775	Black Knight Financial Services, Inc. Class A*	2,889,626
32,222	Fidelity National Information Services, Inc.	2,161,452
19,329	FleetCor Technologies, Inc.*	2,660,057
13,315	Global Payments, Inc.	1,527,630
12,660	Guidewire Software, Inc.*	665,663
41,298	Intuit, Inc.	3,665,198
16,544	LinkedIn Corp. Class A*	3,145,511
29,581	Red Hat, Inc.*	2,126,282
102,456	Sabre Corp.	2,784,754
34,285	ServiceNow, Inc.*	2,381,093
31,489	Splunk, Inc.*	1,742,916
33,054	Twitter, Inc.*	890,475

		26,640,657

Technology Hardware & Equipment – 1.9%
62,446	Amphenol Corp. Class A	3,182,248

Telecommunication Services – 2.8%
29,814	Level 3 Communications, Inc.*	1,302,574
31,889	SBA Communications Corp. Class A*	3,340,054

		4,642,628

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.9%
34,175	Kansas City Southern	$ 3,105,824

TOTAL INVESTMENTS – 98.5% (Cost $138,379,269)		$163,871,100

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		2,495,645

NET ASSETS –100.0%		$166,366,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$138,912,997

Gross unrealized gain	35,788,245
Gross unrealized loss	(10,830,142)

Net unrealized security gain	$24,958,103

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligation(a) – 0.1%
Banks – 0.1%
The Bank of Nova Scotia
$100,000	1.650%	10/29/15	$ 100,082
(Cost $100,094)

Mortgage-Backed Obligations – 51.4%
Collateralized Mortgage Obligations – 37.9%
Agency Multi-Family(b) – 8.1%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$958,194	0.579%	07/25/20	$ 958,812
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
523,903	0.539	01/25/21	523,730
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,471,707	0.572	08/25/23	1,471,707
FNMA
181,788	2.800	03/01/18	188,049
468,510	3.740	05/01/18	496,154
110,000	3.840	05/01/18	116,894
400,000	4.506	06/01/19	430,544
88,867	3.414	10/01/20	95,337
85,569	3.619	12/01/20	92,746
358,112	3.766	12/01/20	387,518
184,166	4.380	06/01/21	204,444
FNMA ACES Series 2013-M11, Class FA
608,759	0.524	01/25/18	609,214
FNMA ACES Series 2014-M5, Class FA
163,063	0.559	01/25/17	163,103
GNMA
63,713	3.950	07/15/25	69,490

			5,807,742

Regular Floater(b) – 29.8%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
1,663,404	0.565	09/20/66	1,559,020
FHLMC REMIC Series 3208, Class FD(c)
341,207	0.607	08/15/36	342,594
FHLMC REMIC Series 3208, Class FG(c)
1,373,987	0.607	08/15/36	1,379,572
FHLMC REMIC Series 3307, Class FT
2,107,176	0.447	07/15/34	2,114,903
FHLMC REMIC Series 3311, Class KF
3,330,029	0.547	05/15/37	3,339,439
FHLMC REMIC Series 3371, Class FA(c)
857,746	0.807	09/15/37	868,100
FHLMC REMIC Series 4174, Class FB
1,579,740	0.507	05/15/39	1,576,123
FNMA REMIC Series 2006-82, Class F
863,240	0.764	09/25/36	870,677
FNMA REMIC Series 2006-96, Class FA
1,102,626	0.494	10/25/36	1,106,881
FNMA REMIC Series 2007-85, Class FC
836,196	0.734	09/25/37	846,028
FNMA REMIC Series 2008-8, Class FB
1,104,224	1.014	02/25/38	1,114,292
FNMA REMIC Series 2012-35, Class QF
2,056,100	0.594	04/25/42	2,068,436

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
GNMA Series 2005-48, Class AF
$1,063,366	0.416%	06/20/35	$ 1,060,969
Granite Master Issuer PLC Series 2007-1, Class 2A1
573,757	0.356	12/20/54	570,861
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
131,715	0.605	09/21/38	136,003
Leek Finance Number Seventeen PLC Series 17A, Class A2B(a)(c)
57,104	0.625	12/21/37	60,170
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,532,493	0.653	01/08/20	2,543,078

			21,557,146

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$27,364,888

Commercial Mortgage-Backed Securities – 3.0%
Regular Floater(a)(b) – 2.8%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A
$900,000	1.104%	06/11/27	$ 893,263
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
1,100,000	1.157	12/15/28	1,099,738

			1,993,001

Sequential Fixed Rate – 0.2%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(c)
181,930	5.889	07/10/44	184,911

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 2,177,912

Federal Agencies(b) – 10.5%
Adjustable Rate FHLMC – 5.5%
$331,255	2.412%	05/01/35	$ 352,030
199,495	2.458	09/01/35	213,252
501,075	2.485	12/01/36	533,614
980,153	2.805	04/01/37	1,048,396
774,593	2.393	01/01/38	828,524
925,964	2.487	01/01/38	990,388

			3,966,204

Adjustable Rate FNMA – 4.4%
97,021	2.103	05/01/33	101,353
258,968	2.458	05/01/35	276,380
600,992	2.362	06/01/35	642,836
806,128	2.207	11/01/35	850,916
136,956	2.314	12/01/35	145,624
523,073	2.503	03/01/37	559,492
585,425	2.349	12/01/37	623,407

			3,200,008

Adjustable Rate GNMA – 0.6%
420,836	1.750	04/20/33	435,376

TOTAL FEDERAL AGENCIES			$ 7,601,588

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $37,026,194)			$37,144,388

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – 34.5%
Auto – 1.7%
Ally Master Owner Trust Series 2013-1, Class A1(b)
$1,250,000	0.657%	02/15/18	$ 1,250,822

Collateralized Loan Obligations(b) – 7.8%
Acis CLO Ltd. Series 2013-2A, Class ACOM(a)
758,111	0.786	10/14/22	748,781
ARES XII CLO Ltd. Series 2007-12A, Class A(a)
272,778	0.959	11/25/20	269,867
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
359,096	0.544	04/29/19	349,199
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
716,187	0.570	02/01/22	704,155
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
281,359	0.570	02/01/22	276,632
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)
520,277	0.671	05/15/21	515,676
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
500,000	1.625	01/22/25	496,695
Parallel 2015-1 Ltd. Series 2015-1A, Class A(a)
300,000	1.752	07/20/27	297,691
Westbrook CLO Ltd. Series 2006-1X, Class A1
222,793	0.585	12/20/20	220,984
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,361,890	0.525	08/01/22	1,344,078
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A(a)
400,000	1.619	07/16/27	392,628

			5,616,386

Credit Card – 1.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(b)
1,000,000	0.587	06/15/21	999,473

Home Equity – 0.9%
HLSS Servicer Advance Receivables Trust Series 2013-T5, Class AT5(a)
650,000	1.979	08/15/46	651,219

Student Loans(b) – 22.7%
Academic Loan Funding Trust Series 2013-1A, Class A(a)(c)
714,344	0.994	12/26/44	710,055
Access Group, Inc. Series 2006-1, Class A2
60,379	0.439	08/25/23	59,833
Access Group, Inc. Series 2015-1, Class A(a)
143,930	0.894	07/25/56	139,659
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
624,383	0.994	02/25/41	609,452
Brazos Higher Education Auth., Inc. Series 2005-1, Class 1A3(c)
121,076	0.436	09/26/22	120,440
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10(c)
461,235	0.446	12/26/19	459,436
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
508,909	0.994	06/25/26	502,888
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
871,232	0.945	04/25/35	845,945
Educational Services of America, Inc. Series 2010-1, Class A1(a)(c)
1,409,575	1.145	07/25/23	1,417,301
Educational Services of America, Inc. Series 2014-1, Class A(a)(c)
428,503	0.894	02/25/39	419,715

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(b) – (continued)
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a)
$1,750,000	1.194%	02/25/25	$ 1,746,639
GCO Education Loan Funding Trust Series 2006-1, Class A8L
645,748	0.459	05/25/25	633,507
Goal Capital Funding Trust Series 2006-1, Class A3
47,042	0.449	11/25/26	46,826
Goal Capital Funding Trust Series 2007-1, Class A3(c)
176,380	0.416	09/25/28	173,754
Higher Education Funding I Series 2005-1, Class A4
100,000	0.469	02/25/30	98,175
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
1,021,099	0.943	12/01/31	1,015,738
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,086,349	1.216	05/20/30	1,079,855
Nelnet Student Loan Trust Series 2005-4, Class A3(c)
153,148	0.449	06/22/26	151,237
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
650,000	0.395	01/25/30	635,329
Nelnet Student Loan Trust Series 2013-5A, Class A(a)(c)
137,325	0.824	01/25/37	134,868
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
785,581	1.276	07/01/24	785,862
Scholar Funding Trust Series 2010-A, Class A(a)(b)
153,886	1.044	10/28/41	149,174
SLM Student Loan Trust Series 2003-12, Class A5(a)
217,211	0.617	09/15/22	215,674
SLM Student Loan Trust Series 2003-14, Class A5
71,297	0.525	01/25/23	70,430
SLM Student Loan Trust Series 2005-9, Class A6
650,000	0.845	10/26/26	644,766
SLM Student Loan Trust Series 2006-2, Class A5(c)
683,592	0.405	07/25/25	678,841
SLM Student Loan Trust Series 2006-4, Class A5(c)
725,442	0.395	10/27/25	722,831
SLM Student Loan Trust Series 2006-9, Class A4
38,492	0.365	10/25/22	38,386
SLM Student Loan Trust Series 2008-5, Class A4(c)
200,000	1.995	07/25/23	201,015
SLM Student Loan Trust Series 2011-2, Class A1
820,195	0.794	11/25/27	813,126
SLM Student Loan Trust Series 2012-2, Class A(c)
170,092	0.894	01/25/29	166,655
SLM Student Loan Trust Series 2013-3, Class A2(c)
87,565	0.494	05/26/20	87,026
SLM Student Loan Trust Series 2014-1, Class A2(c)
100,000	0.574	07/26/21	99,215
Utah State Board of Regents Series 2015-1, Class A(c)
707,532	0.794	02/25/43	681,275
Wachovia Student Loan Trust Series 2005-1, Class A5
75,844	0.425	01/26/26	74,539

			16,429,467

TOTAL ASSET-BACKED SECURITIES (Cost $25,100,910)			$24,947,367

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 1.5%
United States Treasury Inflation-Protected Securities
$864,960	0.125%	04/15/16	$ 856,578
118,174	2.500	07/15/16	120,150
115,149	2.625	07/15/17	120,673

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,099,496)			$ 1,097,401

Investment Company(b)(d) – 12.0%
Goldman Sachs Financial Square Government Fund – FST Shares
$8,651,963	0.025%		$ 8,651,963
(Cost $8,651,963)

TOTAL INVESTMENTS – 99.5% (Cost $71,978,657)			$71,941,201

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			374,057

NET ASSETS – 100.0%			$72,315,258

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,850,789, which represents approximately 19.2% of net assets as of September 30, 2015.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bond	(15)	December 2015	$(2,360,156)	$(17,971)
U.S. Ultra Long Treasury Bonds	13	December 2015	2,085,281	8,326
2 Year U.S. Treasury Notes	(3)	December 2015	(657,094)	(1,597)
5 Year U.S. Treasury Notes	(28)	December 2015	(3,374,438)	(20,349)
10 Year U.S. Treasury Notes	6	December 2015	772,406	7,096

TOTAL				$(24,495)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$71,978,655

Gross unrealized gain	282,834
Gross unrealized loss	(320,288)

Net unrealized security loss	$(37,454)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.0%
Banks – 14.0%
2,155,904	Bank of America Corp.	$ 33,588,984
475,080	Citigroup, Inc.	23,568,719
430,742	Citizens Financial Group, Inc.	10,277,504
491,448	Fifth Third Bancorp	9,293,282
593,141	JPMorgan Chase & Co.	36,163,807
169,229	Wells Fargo & Co.	8,689,909

		121,582,205

Capital Goods – 7.0%
1,903,027	General Electric Co.	47,994,341
96,923	The Boeing Co.	12,692,067

		60,686,408

Consumer Durables & Apparel – 2.1%
154,987	Ralph Lauren Corp.	18,313,264

Consumer Services – 0.8%
379,316	MGM Resorts International*	6,998,380

Diversified Financials – 5.1%
89,834	Affiliated Managers Group, Inc.*	15,360,716
98,856	Ameriprise Financial, Inc.	10,788,155
29,579	BlackRock, Inc.	8,798,865
58,057	Capital One Financial Corp.	4,210,294
489,966	Navient Corp.	5,507,218

		44,665,248

Energy – 10.5%
238,442	ConocoPhillips	11,435,678
593,656	Devon Energy Corp.	22,018,701
549,383	Exxon Mobil Corp.	40,846,626
1,333,343	Southwestern Energy Co.*	16,920,123

		91,221,128

Food & Staples Retailing – 1.1%
300,308	Whole Foods Market, Inc.	9,504,748

Food, Beverage & Tobacco – 3.0%
122,288	ConAgra Foods, Inc.	4,953,887
306,172	Mondelez International, Inc. Class A	12,819,422
201,644	Tyson Foods, Inc. Class A	8,690,856

		26,464,165

Health Care Equipment & Services – 4.8%
118,641	Aetna, Inc.	12,980,512
86,032	Express Scripts Holding Co.*	6,965,151
330,661	Medtronic PLC	22,134,447

		42,080,110

Household & Personal Products – 2.6%
189,013	The Procter & Gamble Co.	13,597,595
228,389	Unilever NV	9,181,238

		22,778,833

Insurance – 8.5%
394,847	American International Group, Inc.	22,435,207
305,206	MetLife, Inc.	14,390,463
374,547	Prudential Financial, Inc.	28,544,227

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
188,176	The Hartford Financial Services Group, Inc.	$ 8,614,697

		73,984,594

Materials – 1.2%
208,153	E.I. du Pont de Nemours & Co.	10,032,975

Media – 1.7%
348,963	Viacom, Inc. Class B	15,057,753

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
322,992	Johnson & Johnson	30,151,303
140,680	Merck & Co., Inc.	6,948,185
312,230	Mylan NV*	12,570,380
714,166	Pfizer, Inc.	22,431,954

		72,101,822

Real Estate Investment Trust – 1.7%
76,881	American Tower Corp.	6,763,991
43,435	Simon Property Group, Inc.	7,979,878

		14,743,869

Retailing – 3.5%
179,347	Lowe’s Companies, Inc.	12,360,595
534,948	Staples, Inc.	6,274,940
416,758	The Gap, Inc.	11,877,603

		30,513,138

Semiconductors & Semiconductor Equipment – 3.0%
590,563	Intel Corp.	17,799,569
241,664	Maxim Integrated Products, Inc.	8,071,577

		25,871,146

Software & Services – 5.7%
26,099	Google, Inc. Class A*	16,660,819
178,380	Microsoft Corp.	7,895,099
307,912	Oracle Corp.	11,121,781
102,594	SAP SE ADR	6,647,065
362,045	Symantec Corp.	7,049,016

		49,373,780

Technology Hardware & Equipment – 4.9%
648,111	Cisco Systems, Inc.	17,012,914
1,040,123	EMC Corp.	25,129,371

		42,142,285

Telecommunication Services – 3.7%
995,722	AT&T, Inc.	32,440,623

Transportation – 2.4%
564,721	Hertz Global Holdings, Inc.*	9,447,782
214,920	United Continental Holdings, Inc.*	11,401,506

		20,849,288

Utilities – 3.4%
358,243	FirstEnergy Corp.	11,216,588
117,416	NextEra Energy, Inc.	11,453,931

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
130,047	PG&E Corp.	$ 6,866,482

		29,537,001

TOTAL INVESTMENTS – 99.0% (Cost $853,457,456)		$860,942,763

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		8,516,314

NET ASSETS – 100.0%		$869,459,077

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	— American Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$861,334,636

Gross unrealized gain	99,304,108
Gross unrealized loss	(99,695,981)

Net unrealized security gain	$(391,873)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%
Banks – 7.8%
691,075	Citizens Financial Group, Inc.	$ 16,489,049
530,576	Fifth Third Bancorp	10,033,192
511,012	First Horizon National Corp.	7,246,150
1,184,820	Huntington Bancshares, Inc.	12,559,092
128,012	PacWest Bancorp	5,480,194
420,585	Zions Bancorporation	11,582,911

		63,390,588

Capital Goods – 4.8%
127,423	Armstrong World Industries, Inc.*	6,083,174
207,380	Fortune Brands Home & Security, Inc.	9,844,329
159,653	Ingersoll-Rand PLC	8,105,583
250,389	Textron, Inc.	9,424,642
136,828	Triumph Group, Inc.	5,757,722

		39,215,450

Consumer Durables & Apparel – 4.1%
94,290	Fossil Group, Inc.*	5,268,925
184,787	Kate Spade & Co.*	3,531,280
22,933	Mohawk Industries, Inc.*	4,168,990
137,819	Ralph Lauren Corp.	16,284,693
93,756	Vista Outdoor, Inc.*	4,165,579

		33,419,467

Consumer Services – 1.0%
436,523	MGM Resorts International*	8,053,849

Diversified Financials – 5.8%
23,666	Affiliated Managers Group, Inc.*	4,046,649
918,202	Navient Corp.	10,320,590
364,669	Raymond James Financial, Inc.	18,098,522
1,124,949	SLM Corp.*	8,324,623
160,641	Voya Financial, Inc.	6,228,052

		47,018,436

Energy – 7.6%
519,791	Antero Resources Corp.*	10,998,778
119,578	Concho Resources, Inc.*	11,754,517
202,124	Gulfport Energy Corp.*	5,999,040
226,087	Newfield Exploration Co.*	7,438,262
260,521	Noble Energy, Inc.	7,862,524
92,533	Pioneer Natural Resources Co.	11,255,714
334,734	Southwestern Energy Co.*	4,247,775
21,410	Tesoro Corp.	2,081,908

		61,638,518

Food & Staples Retailing – 0.8%
196,624	Whole Foods Market, Inc.	6,223,150

Food, Beverage & Tobacco – 4.4%
261,015	ConAgra Foods, Inc.	10,573,718
84,806	Mead Johnson Nutrition Co.	5,970,342
98,693	Molson Coors Brewing Co. Class B	8,193,493
255,266	Tyson Foods, Inc. Class A	11,001,965

		35,739,518

Health Care Equipment & Services – 3.7%
144,354	Envision Healthcare Holdings, Inc.*	5,310,784
119,779	Laboratory Corp. of America Holdings*	12,992,428

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
128,306	Zimmer Biomet Holdings, Inc.	$ 12,051,782

		30,354,994

Household & Personal Products – 0.7%
66,853	Edgewell Personal Care Co.	5,455,205

Insurance – 8.9%
193,211	Arthur J. Gallagher & Co.	7,975,750
66,775	Everest Re Group Ltd.	11,574,778
784,346	Genworth Financial, Inc. Class A*	3,623,679
319,442	Lincoln National Corp.	15,160,717
190,617	Principal Financial Group, Inc.	9,023,809
154,928	Validus Holdings Ltd.	6,982,605
159,996	W.R. Berkley Corp.	8,698,982
248,827	XL Group PLC	9,037,397

		72,077,717

Materials – 5.5%
257,382	Axalta Coating Systems Ltd.*	6,522,060
163,212	Celanese Corp. Series A	9,657,254
188,986	CF Industries Holdings, Inc.	8,485,471
59,504	Martin Marietta Materials, Inc.	9,041,633
170,411	Packaging Corp. of America	10,251,926
72,584	Steel Dynamics, Inc.	1,246,993

		45,205,337

Media – 2.4%
254,817	Discovery Communications, Inc. Class A*	6,632,886
194,199	Liberty Media Corp. Series C*	6,692,098
126,899	Scripps Networks Interactive, Inc. Class A	6,242,162

		19,567,146

Pharmaceuticals, Biotechnology & Life Sciences – 3.0%
127,316	Baxalta, Inc.	4,011,727
230,917	Endo International PLC*	15,997,930
120,715	Mylan NV*	4,859,986

		24,869,643

Real Estate Investment Trust – 11.7%
631,214	Brixmor Property Group, Inc.	14,820,905
682,518	DDR Corp.	10,497,127
74,977	Federal Realty Investment Trust	10,230,612
107,141	Mid-America Apartment Communities, Inc.	8,771,634
342,931	Prologis, Inc.	13,340,016
387,310	RLJ Lodging Trust	9,787,324
550,432	Starwood Property Trust, Inc.	11,294,864
145,088	Ventas, Inc.	8,133,633
89,317	Vornado Realty Trust	8,076,043

		94,952,158

Retailing – 3.7%
157,849	Best Buy Co., Inc.	5,859,355
761,870	Staples, Inc.	8,936,735
374,995	The Gap, Inc.	10,687,357
66,065	Williams-Sonoma, Inc.	5,044,063

		30,527,510

Semiconductors & Semiconductor Equipment – 2.6%
124,899	Intersil Corp. Class A	1,461,318
291,797	Maxim Integrated Products, Inc.	9,746,020

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
238,273	Xilinx, Inc.	$ 10,102,775

		21,310,113

Software & Services – 5.3%
58,663	Citrix Systems, Inc.*	4,064,172
185,348	Fidelity National Information Services, Inc.	12,433,144
62,370	IAC/InterActiveCorp	4,070,890
65,397	Intuit, Inc.	5,803,984
203,561	Pandora Media, Inc.*	4,343,992
109,319	VMware, Inc. Class A*	8,613,244
45,866	WEX, Inc.*	3,983,003

		43,312,429

Technology Hardware & Equipment – 3.4%
1,374,068	Brocade Communications Systems, Inc.	14,262,826
25,616	Lumentum Holdings, Inc.*	434,191
701,868	Viavi Solutions, Inc.*	3,769,031
111,413	Western Digital Corp.	8,850,649

		27,316,697

Transportation – 5.4%
916,816	Hertz Global Holdings, Inc.*	15,338,332
82,393	Kansas City Southern	7,487,876
119,514	Kirby Corp.*	7,403,892
262,595	United Continental Holdings, Inc.*	13,930,665

		44,160,765

Utilities – 6.6%
480,369	FirstEnergy Corp.	15,040,354
313,708	NRG Energy, Inc.	4,658,564
172,559	PG&E Corp.	9,111,115
159,476	SCANA Corp.	8,972,120
165,338	Sempra Energy	15,991,491

		53,773,644

TOTAL INVESTMENTS – 99.2% (Cost $842,962,119)		$807,582,334

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		6,284,936

NET ASSETS – 100.0%		$813,867,270

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$843,617,025

Gross unrealized gain	42,741,562
Gross unrealized loss	(78,776,253)

Net unrealized security loss	$(36,034,691)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 11.2%
Albion Capital LLC
$8,289,000	0.284%		10/20/15	$ 8,287,775
Electricite de France
3,000,000	0.766		01/15/16	2,993,375
Kells Funding LLC
5,000,000	0.274		11/13/15	4,998,388
Liberty Street Funding LLC
5,000,000	0.274		10/26/15	4,999,062
Matchpoint Finance PLC
10,000,000	0.345		11/24/15	9,994,900
NRW Bank
5,000,000	0.234		10/22/15	4,999,329

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$ 36,272,829

U.S. Government Agency Obligations – 3.9%
Federal Home Loan Bank
3,000,000	0.270		02/10/16	2,999,632
1,000,000	0.340		03/08/16	999,942
1,000,000	0.330		03/09/16	999,898
1,000,000	0.340		03/09/16	999,942
Overseas Private Investment Corp. (USA)
4,000,000	0.140	(a)	10/07/15	4,000,000
2,500,000	0.150	(a)	10/07/15	2,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$ 12,499,414

Variable Rate Municipal Debt Obligations(a) – 10.3%
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)
1,000,000	0.150	(b)	10/01/15	1,000,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.150	(b)	10/01/15	950,000
DeKalb County, Georgia Development Authority VRDN RB for Emory University Series 1995-B (GO of University)
3,400,000	0.150		10/07/15	3,400,000
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.450	(b)	10/07/15	10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
5,904,000	0.150		10/07/15	5,904,000
New York City, New York GO VRDN Series 2008 Subseries D-4 (BMO Harris Bank N.A., SPA)
250,000	0.020		10/07/15	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.190		10/07/15	1,000,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Toronto-Dominion Bank, LIQ)
1,500,000	0.110	(b)	10/07/15	1,500,000
Nuveen Municipal Opportunity Fund, Inc. VRDP Series 2010 (Citibank N.A., LIQ)
1,000,000	0.110	(b)	10/07/15	1,000,000
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
800,000	0.200		10/07/15	800,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1006 (Multi-State) (Bank of America N.A., LIQ)
$2,160,000	0.400	%(b)	10/01/15	$ 2,160,000
Tampa, Florida Revenue for Allegany Health Systems - St. Mary’s VRDN RB P-Floats Series 2014-TNP-1011(Bank of America N.A., LIQ)
5,120,000	0.400	(b)	10/01/15	5,120,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$ 33,334,000

Variable Rate Obligations(a) – 13.7%
Australia & New Zealand Banking Group Ltd.
5,000,000	0.459	(b)	05/16/16	5,000,000
Bank of Nova Scotia (The)
5,000,000	0.499		05/23/16	5,000,000
BNZ International Funding Ltd.
1,650,000	0.327	(b)	10/15/15	1,650,000
DNB Bank ASA/New York
5,000,000	0.297		10/15/15	5,000,000
HSBC Bank (USA), N.A.
5,000,000	0.347		12/15/15	5,000,000
JPMorgan Chase Bank N.A.
4,000,000	0.492		04/07/16	4,000,000
JPMorgan Securities LLC
4,000,000	0.453		11/19/15	4,000,000
Providence Health & Services Obligated Group
3,165,000	0.934		10/01/15	3,165,000
Svenska Handelsbanken AB
5,000,000	0.484	(b)	05/04/16	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.515		05/19/16	2,500,000
Westpac Banking Corp.
4,000,000	0.584	(b)	05/31/16	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$ 44,315,000

Yankee Certificates of Deposit – 11.8%
Bank of Nova Scotia (The)
3,000,000	0.320		10/21/15	3,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.340		11/02/15	5,000,000
DZ Bank AG
5,000,000	0.330		11/02/15	5,000,000
Norinchukin Bank (The)
10,000,000	0.340		12/16/15	10,000,000
Standard Chartered Bank
5,000,000	0.450		12/10/15	5,000,000
Sumitomo Mitsui Banking Corp.
5,000,000	0.330		11/10/15	5,000,000
Sumitomo Mitsui Trust Bank Ltd.
5,000,000	0.320		10/21/15	5,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$ 38,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$164,421,243

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – 48.6%
BNP Paribas Securities Corp.
$5,000,000	0.470	%(a)	10/07/15	$ 5,000,000
Maturity Value: $5,013,186
Settlement Date: 04/08/15
Collateralized by various mortgage-backed obligations, 0.674% to 5.444%, due 07/25/23 to 04/25/46. The aggregate market value of the collateral, including accrued interest, was $6,245,210.

Joint Repurchase Agreement Account III
151,900,000	0.134		10/01/15	151,900,000
Maturity Value: $151,900,566

TOTAL REPURCHASE AGREEMENTS				$156,900,000

TOTAL INVESTMENTS – 99.5%				$321,321,243

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%				1,768,538

NET ASSETS – 100.0%				$323,089,781

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at September 30, 2015.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At September 30, 2015, these securities amounted to $37,630,000 or approximately 11.7% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on September 30, 2015. Additional information on Joint Repurchase Agreement Account III appears in the notes to the Schedule of Investments.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
RB	— Revenue Bond
RMKT	— Remarketed
SBPA	— Standby Bond Purchase Agreement
SPA	— Stand-by Purchase Agreement
VRDN	— Variable Rate Demand Notes
VRDP	— Variable Rate Demand Preferred Shares

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 91.5%
Equity – 26.8%
162,162	Goldman Sachs Long Short Fund	$1,551,887
80,851	Goldman Sachs VIT Global Trends Allocation Fund	896,639
15,021	Goldman Sachs International Real Estate Securities Fund	89,979
5,279	Goldman Sachs Real Estate Securities Fund	101,253

		2,639,758

Fixed Income – 64.7%
178,260	Goldman Sachs Absolute Return Tracker Fund	1,591,858
139,067	Goldman Sachs Strategic Income Fund	1,373,985
123,504	Goldman Sachs Fixed Income Macro Strategies Fund	1,153,523
103,989	Goldman Sachs Long Short Credit Strategies Fund	992,057
95,087	Goldman Sachs Dynamic Emerging Markets Debt Fund	749,289
75,488	Goldman Sachs Dynamic Commodity Strategy Fund	508,033

		6,368,745

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 91.5% (Cost $9,493,199)		$9,008,503

Exchange Traded Funds – 6.4%
8,067	iShares Currency Hedged MSCI EMU ETF	$ 200,061
1,671	SPDR S&P 500 ETF Trust	320,214
624	Vanguard S&P 500 ETF	109,643

TOTAL EXCHANGE TRADED FUNDS (Cost $689,587)		$ 629,918

Shares	Distribution Rate	Value
Investment Company(a)(b) – 3.0%
Goldman Sachs Financial Square Government Fund – FST Shares
299,356	0.006%	$ 299,356
(Cost $299,356)

TOTAL INVESTMENTS – 100.9% (Cost $10,482,142)		$9,937,777

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(85,328)

NET ASSETS – 100.0%		$9,852,449

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

Investment Abbreviation:
SPDR	— Standard and Poor’s Depositary Receipts

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$10,482,739

Gross unrealized gain	6,990
Gross unrealized loss	(551,952)

Net unrealized security loss	$(544,962)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Automobiles & Components – 1.9%
18,553	Cooper Tire & Rubber Co.	$ 733,029
5,409	Drew Industries, Inc.	295,385
35,658	Modine Manufacturing Co.*	280,628
11,029	Stoneridge, Inc.*	136,098
13,506	Tower International, Inc.*	320,903

		1,766,043

Banks – 6.4%
5,363	1st Source Corp.	165,180
1,335	Banner Corp.	63,773
8,695	Beneficial Bancorp, Inc.*	115,296
60,395	Brookline Bancorp, Inc.(a)	612,405
24,226	Central Pacific Financial Corp.	508,019
41,315	CVB Financial Corp.	689,960
12,797	Dime Community Bancshares, Inc.	216,269
11,387	FCB Financial Holdings, Inc. Class A*	371,444
797	First Citizens BancShares, Inc. Class A	180,122
22,605	First Interstate Bancsystem, Inc. Class A	629,323
1,896	First Merchants Corp.	49,713
31,888	First Midwest Bancorp, Inc.	559,316
12,896	Investors Bancorp, Inc.	159,137
2,916	Northfield Bancorp, Inc.	44,352
41,915	OFG Bancorp(b)	365,918
15,609	Oritani Financial Corp.	243,813
13,648	PrivateBancorp, Inc.	523,128
23,253	Umpqua Holdings Corp.	379,024

		5,876,192

Capital Goods – 9.3%
27,208	Aegion Corp.*	448,388
6,659	Altra Industrial Motion Corp.	153,956
7,731	American Woodmark Corp.*	501,510
5,756	Apogee Enterprises, Inc.	257,005
17,596	Barnes Group, Inc.	634,336
1,804	Briggs & Stratton Corp.	34,835
13,775	Comfort Systems USA, Inc.	375,507
18,630	Continental Building Products, Inc.*	382,660
27,513	DigitalGlobe, Inc.*	523,297
6,629	Ducommun, Inc.*	133,044
16,377	EMCOR Group, Inc.	724,682
26,584	Federal Signal Corp.	364,467
6,958	Granite Construction, Inc.	206,444
16,740	Hillenbrand, Inc.	435,407
7,299	Hyster-Yale Materials Handling, Inc.	422,101
11,891	John Bean Technologies Corp.	454,831
5,240	Kadant, Inc.	204,412
20,835	LSI Industries, Inc.	175,847
4,971	Masonite International Corp.*	301,143
9,579	Miller Industries, Inc.	187,174
13,916	Mueller Industries, Inc.	411,635
11,048	Universal Forest Products, Inc.	637,249
45,911	Wabash National Corp.*	486,198

		8,456,128

Commercial & Professional Services – 4.8%
19,214	ABM Industries, Inc.	524,734
11,013	CDI Corp.	94,161
1,709	Essendant, Inc.	55,423
8,273	G&K Services, Inc. Class A	551,147
1,739	Healthcare Services Group, Inc.	58,604
8,302	Heidrick & Struggles International, Inc.	161,474
13,204	Insperity, Inc.	580,052
34,994	Kimball International, Inc. Class B	331,043

Shares	Description	Value
Common Stocks – (continued)
Commercial & Professional Services – (continued)
3,605	Knoll, Inc.	$ 79,238
19,981	Korn/Ferry International	660,772
4,624	Multi-Color Corp.	353,690
32,505	Quad/Graphics, Inc.	393,310
8,478	TrueBlue, Inc.*	190,501
7,925	WageWorks, Inc.*	357,259

		4,391,408

Consumer Durables & Apparel – 2.1%
11,175	Callaway Golf Co.	93,311
9,092	Cavco Industries, Inc.*	619,075
2,729	CSS Industries, Inc.	71,882
22,242	Ethan Allen Interiors, Inc.	587,411
1,114	G-III Apparel Group Ltd.*	68,689
4,344	La-Z-Boy, Inc.	115,377
8,700	Universal Electronics, Inc.*	365,661

		1,921,406

Consumer Services – 8.3%
13,868	BJ’s Restaurants, Inc.*	596,740
31,848	Bloomin’ Brands, Inc.	578,997
34,304	Boyd Gaming Corp.*	559,155
19,200	Bridgepoint Education, Inc.*	146,304
2,493	Capella Education Co.	123,453
49,876	Denny’s Corp.*	550,132
28,647	Houghton Mifflin Harcourt Co.*	581,821
8,970	Jack in the Box, Inc.	691,049
29,727	K12, Inc.*	369,804
11,548	La Quinta Holdings, Inc.*	182,227
5,763	Marriott Vacations Worldwide Corp.	392,691
10,346	Papa John’s International, Inc.	708,494
11,321	Pinnacle Entertainment, Inc.*	383,103
639	Red Robin Gourmet Burgers, Inc.*	48,398
37,050	Regis Corp.*	485,355
24,284	Sonic Corp.	557,318
2,821	Steiner Leisure Ltd.*	178,231
11,592	Texas Roadhouse, Inc.	431,222

		7,564,494

Diversified Financials – 2.6%
22,970	Cash America International, Inc.	642,471
677	Diamond Hill Investment Group, Inc.	125,949
3,741	Enova International, Inc.*	38,233
11,701	Evercore Partners, Inc. Class A	587,858
51,266	Ezcorp, Inc. Class A*	316,311
7,394	GAMCO Investors, Inc. Class A	405,931
22,224	Investment Technology Group, Inc.	296,468

		2,413,221

Energy – 4.5%
32,187	Alon USA Energy, Inc.	581,619
1,475	Bristow Group, Inc.	38,586
4,468	Contango Oil & Gas Co.*	33,957
20,401	Delek US Holdings, Inc.	565,108
27,337	Green Plains, Inc.	531,978
9,176	Nordic American Tankers Ltd.(b)	139,475
21,230	Oil States International, Inc.*	554,740
50,549	Pioneer Energy Services Corp.*	106,153
5,780	REX American Resources Corp.*	292,583
10,304	Scorpio Tankers, Inc.	94,488
4,240	SEACOR Holdings, Inc.*	253,594
3,715	SemGroup Corp. Class A	160,637
17,465	Western Refining, Inc.	770,556

		4,123,474

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 0.2%
5,999	SpartanNash Co.	$ 155,074

Food, Beverage & Tobacco – 1.2%
5,147	J&J Snack Foods Corp.	585,008
4,860	Lancaster Colony Corp.	473,753

		1,058,761

Health Care Equipment & Services – 7.6%
367	ABIOMED, Inc.*	34,043
2,720	Amedisys, Inc.*	103,278
440	Atrion Corp.	164,982
13,774	Cantel Medical Corp.	780,986
3,499	Computer Programs & Systems, Inc.(b)	147,413
2,311	Cyberonics, Inc.*	140,463
6,263	ICU Medical, Inc.*	685,799
15,696	Invacare Corp.	227,121
10,347	Magellan Health, Inc.*	573,534
2,655	Masimo Corp.*	102,377
8,217	Meridian Bioscience, Inc.	140,511
9,351	Merit Medical Systems, Inc.*	223,583
16,419	Natus Medical, Inc.*	647,730
13,088	NuVasive, Inc.*	631,103
6,075	NxStage Medical, Inc.*	95,803
3,341	Omnicell, Inc.*	103,905
4,675	Orthofix International NV*	157,781
37,909	Quality Systems, Inc.	473,104
10,885	Thoratec Corp.*	688,585
12,561	Triple-S Management Corp. Class B*	223,711
6,213	WellCare Health Plans, Inc.*	535,436

		6,881,248

Household & Personal Products – 0.6%
4,114	USANA Health Sciences, Inc.*	551,399

Insurance – 2.1%
24,915	American Equity Investment Life Holding Co.	580,768
12,576	Argo Group International Holdings Ltd.	711,676
36,281	Maiden Holdings Ltd.	503,580
2,828	Selective Insurance Group, Inc.	87,838

		1,883,862

Materials – 5.6%
16,836	A. Schulman, Inc.	546,665
24,163	Berry Plastics Group, Inc.*	726,581
14,239	Carpenter Technology Corp.	423,895
8,870	FutureFuel Corp.	87,636
25,626	Globe Specialty Metals, Inc.	310,843
28,163	Headwaters, Inc.*	529,464
12,200	Innophos Holdings, Inc.	483,608
2,038	Kraton Performance Polymers, Inc.*	36,480
18,551	Materion Corp.	556,901
25,163	Schnitzer Steel Industries, Inc. Class A	340,707
9,061	Schweitzer-Mauduit International, Inc.	311,517
6,324	Sensient Technologies Corp.	387,661
1,719	Stepan Co.	71,528
7,928	Summit Materials, Inc. Class A*	148,809
4,743	Worthington Industries, Inc.	125,595

		5,087,890

Shares	Description	Value
Common Stocks – (continued)
Media – 0.1%
8,061	Entercom Communications Corp. Class A*	$ 81,900

Pharmaceuticals, Biotechnology & Life Sciences – 8.1%
12,482	AMAG Pharmaceuticals, Inc.*	495,910
5,996	Anacor Pharmaceuticals, Inc.*	705,789
84,676	Array BioPharma, Inc.*(b)	386,123
1,089	Cambrex Corp.*	43,212
31,589	Dyax Corp.*	603,034
20,606	Emergent Biosolutions, Inc.*	587,065
9,709	Genomic Health, Inc.*	205,442
32,719	Halozyme Therapeutics, Inc.*	439,416
46,215	Infinity Pharmaceuticals, Inc.*	390,517
7,581	KYTHERA Biopharmaceuticals, Inc.*	568,423
5,720	Ligand Pharmaceuticals, Inc.*	489,918
2,986	Momenta Pharmaceuticals, Inc.*	49,000
4,640	Neurocrine Biosciences, Inc.*	184,626
37,699	Novavax, Inc.*	266,532
8,593	Ophthotech Corp.*	348,188
71,218	Orexigen Therapeutics, Inc.*(b)	150,270
5,252	Phibro Animal Health Corp. Class A	166,121
6,619	Prestige Brands Holdings, Inc.*	298,914
16,225	Repligen Corp.*	451,866
1,533	Retrophin, Inc.*	31,059
22,091	Sagent Pharmaceuticals, Inc.*	338,655
25,949	Sciclone Pharmaceuticals, Inc.*	180,086

		7,380,166

Real Estate – 0.6%
12,124	Alexander & Baldwin, Inc.	416,217
3,050	Marcus & Millichap, Inc.*	140,269

		556,486

Real Estate Investment Trust – 11.0%
16,869	American Assets Trust, Inc.	689,267
6,237	American Capital Mortgage Investment Corp.	91,934
115,864	Anworth Mortgage Asset Corp.	572,368
13,442	CoreSite Realty Corp.	691,457
63,387	Cousins Properties, Inc.	584,428
31,696	CubeSmart	862,448
22,199	CyrusOne, Inc.	725,019
20,711	DCT Industrial Trust, Inc.	697,132
20,996	DuPont Fabros Technology, Inc.	543,377
22,799	FelCor Lodging Trust, Inc.	161,189
30,564	First Industrial Realty Trust, Inc.	640,316
6,055	Getty Realty Corp.	95,669
14,432	Hudson Pacific Properties, Inc.	415,497
38,983	Invesco Mortgage Capital, Inc.	477,152
23,914	Kite Realty Group Trust	569,392
1,394	LaSalle Hotel Properties	39,576
30,311	Mack-Cali Realty Corp.	572,272
11,681	New Residential Investment Corp.	153,021
1,664	Pebblebrook Hotel Trust	58,989
8,753	PS Business Parks, Inc.	694,813
6,828	QTS Realty Trust, Inc.	298,315
3,611	Rouse Properties, Inc.(b)	56,259
27,703	Western Asset Mortgage Capital Corp.(b)	349,335

		10,039,225

Retailing – 2.6%
13,100	Haverty Furniture Companies, Inc.	307,588
1,515	HSN, Inc.	86,718
22,207	Nutrisystem, Inc.	588,930

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
25,197	Select Comfort Corp.*	$ 551,310
11,646	Stage Stores, Inc.	114,597
16,157	The Cato Corp. Class A	549,823
8,181	Zumiez, Inc.*	127,869

		2,326,835

Semiconductors & Semiconductor Equipment – 2.2%
4,178	Advanced Energy Industries, Inc.*	109,881
12,663	Cabot Microelectronics Corp.*	490,565
4,075	Diodes, Inc.*	87,083
24,357	Integrated Device Technology, Inc.*	494,447
21,515	Microsemi Corp.*	706,122
2,572	Power Integrations, Inc.	108,461

		1,996,559

Software & Services – 7.6%
16,729	Blucora, Inc.*	230,358
22,537	Constant Contact, Inc.*	546,297
8,602	DealerTrack Technologies, Inc.*	543,302
76,134	EarthLink Holdings Corp.	592,323
7,438	Fair Isaac Corp.	628,511
5,548	Gigamon, Inc.*	111,016
14,182	Infoblox, Inc.*	226,628
10,382	LogMeIn, Inc.*	707,637
8,257	Manhattan Associates, Inc.*	514,411
19,972	ManTech International Corp. Class A	513,280
19,803	Marchex, Inc. Class B	79,806
11,704	Monster Worldwide, Inc.*	75,140
6,656	Pegasystems, Inc.	163,804
18,632	Progress Software Corp.*	481,265
7,763	QAD, Inc. Class A	198,733
19,860	Sykes Enterprises, Inc.*	506,430
2,078	Take-Two Interactive Software, Inc.*	59,701
1,895	Verint Systems, Inc.*	81,769
30,219	Web.com Group, Inc.*	637,017

		6,897,428

Technology Hardware & Equipment – 5.6%
5,549	Benchmark Electronics, Inc.*	120,746
8,863	Calix, Inc.*	69,043
5,181	Coherent, Inc.*	283,401
54,071	Harmonic, Inc.*	313,612
6,175	II-VI, Inc.*	99,294
9,883	Insight Enterprises, Inc.*	255,476
26,098	Kimball Electronics, Inc.*	311,349
19,576	Methode Electronics, Inc.	624,474
18,125	NETGEAR, Inc.*	528,706
9,016	OSI Systems, Inc.*	693,871
3,028	Plexus Corp.*	116,820
40,660	Polycom, Inc.*	426,117
42,153	QLogic Corp.*	432,068
4,680	Sanmina Corp.*	100,012
4,170	SYNNEX Corp.	354,700
2,270	Tech Data Corp.*	155,495
35,189	TTM Technologies, Inc.*	219,228

		5,104,412

Telecommunication Services – 0.7%
11,582	Spok Holdings, Inc.	190,640
74,334	Vonage Holdings Corp.*	437,084

		627,724

Transportation – 1.1%
10,144	Air Transport Services Group, Inc.*	86,731
6,581	ArcBest Corp.	169,592

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
11,374	Atlas Air Worldwide Holdings, Inc.*	$ 393,086
14,114	Hawaiian Holdings, Inc.*	348,334

		997,743

Utilities – 0.9%
13,840	California Water Service Group	306,141
50,023	Talen Energy Corp.*	505,232

		811,373

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $91,721,532)		$88,950,451

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.5%
Goldman Sachs Financial Square Money Market Fund – FST Shares
1,327,475	0.132%	$ 1,327,475
(Cost $1,327,475)

TOTAL INVESTMENTS – 99.2% (Cost $93,049,007)		$90,277,926

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		739,719

NET ASSETS – 100.0%		$91,017,645

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

(d)	Represents an affiliated issuer.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	13	December 2015	$1,424,670	$(75,659)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$93,141,903

Gross unrealized gain	9,064,186
Gross unrealized loss	(11,928,163)

Net unrealized security loss	$(2,863,977)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 0.5%
28,057	Delphi Automotive PLC	$ 2,133,454

Banks – 1.1%
68,669	First Republic Bank	4,310,353

Capital Goods – 6.7%
53,073	Danaher Corp.	4,522,350
76,195	Fortune Brands Home & Security, Inc.	3,616,977
72,742	Honeywell International, Inc.	6,887,940
80,288	Ingersoll-Rand PLC	4,076,222
28,515	The Boeing Co.	3,734,039
18,855	W.W. Grainger, Inc.	4,054,014

		26,891,542

Consumer Durables & Apparel – 4.2%
173,319	Kate Spade & Co.*	3,312,126
66,729	NIKE, Inc. Class B	8,205,665
51,288	PVH Corp.	5,228,299

		16,746,090

Consumer Services – 5.1%
3,182	Chipotle Mexican Grill, Inc.*	2,291,835
164,823	Hilton Worldwide Holdings, Inc.	3,781,040
155,241	Starbucks Corp.	8,823,898
69,309	Yum! Brands, Inc.	5,541,255

		20,438,028

Diversified Financials – 2.6%
35,188	American Express Co.	2,608,486
20,194	Intercontinental Exchange, Inc.	4,745,388
431,620	SLM Corp.*	3,193,988

		10,547,862

Energy – 1.7%
56,176	Anadarko Petroleum Corp.	3,392,469
101,257	Halliburton Co.	3,579,435

		6,971,904

Food & Staples Retailing – 5.3%
73,014	Costco Wholesale Corp.	10,555,634
79,745	Walgreens Boots Alliance, Inc.	6,626,810
135,474	Whole Foods Market, Inc.	4,287,752

		21,470,196

Food, Beverage & Tobacco – 5.1%
31,554	Brown-Forman Corp. Class B	3,057,583
40,852	McCormick & Co., Inc.	3,357,217
51,599	Philip Morris International, Inc.	4,093,349
153,553	The Coca-Cola Co.	6,160,546
73,130	The Hain Celestial Group, Inc.*	3,773,508

		20,442,203

Health Care Equipment & Services – 6.6%
159,283	Abbott Laboratories	6,406,362
27,739	Aetna, Inc.	3,034,924
89,463	Cerner Corp.*	5,364,202
5,897	Intuitive Surgical, Inc.*	2,710,143
31,076	McKesson Corp.	5,749,992
33,274	Stryker Corp.	3,131,084

		26,396,707

Shares	Description	Value
Common Stocks – (continued)
Household & Personal Products – 1.4%
87,077	Colgate-Palmolive Co.	$ 5,525,906

Materials – 2.2%
25,664	Ashland, Inc.	2,582,312
130,974	Axalta Coating Systems Ltd.*	3,318,881
13,849	The Sherwin-Williams Co.	3,085,280

		8,986,473

Media – 1.3%
93,430	Comcast Corp. Class A	5,314,298

Pharmaceuticals, Biotechnology & Life Sciences – 9.0%
65,507	Agilent Technologies, Inc.	2,248,855
24,364	Alexion Pharmaceuticals, Inc.*	3,810,286
26,391	Allergan PLC*	7,173,338
24,189	Biogen, Inc.*	7,058,592
57,282	Gilead Sciences, Inc.	5,624,520
69,580	Mylan NV*	2,801,291
11,950	Shire PLC ADR	2,452,498
46,128	Vertex Pharmaceuticals, Inc.*	4,803,770

		35,973,150

Real Estate – 5.5%
103,022	American Tower Corp. (REIT)	9,063,876
80,734	CBRE Group, Inc. Class A*	2,583,488
38,311	Equinix, Inc. (REIT)	10,474,227

		22,121,591

Retailing – 10.3%
14,122	Advance Auto Parts, Inc.	2,676,543
22,147	Amazon.com, Inc.*	11,336,828
49,193	L Brands, Inc.	4,433,765
59,067	Netflix, Inc.*	6,099,258
62,985	The Home Depot, Inc.	7,274,138
5,917	The Priceline Group, Inc.*	7,318,500
29,221	Tractor Supply Co.	2,463,915

		41,602,947

Semiconductors & Semiconductor Equipment – 1.2%
53,558	NXP Semiconductors NV*	4,663,295

Software & Services – 18.2%
136,386	Facebook, Inc. Class A*	12,261,101
27,759	FleetCor Technologies, Inc.*	3,820,194
17,497	Google, Inc. Class A*	11,169,560
14,471	Google, Inc. Class C*	8,804,446
56,526	Intuit, Inc.	5,016,683
28,942	LinkedIn Corp. Class A*	5,502,742
91,732	Mastercard, Inc. Class A	8,266,888
128,123	Microsoft Corp.	5,670,724
158,150	Oracle Corp.	5,712,378
129,422	Sabre Corp.	3,517,690
50,958	ServiceNow, Inc.*	3,539,033

		73,281,439

Technology Hardware & Equipment – 8.8%
259,536	Apple, Inc.	28,626,821
283,091	EMC Corp.	6,839,478

		35,466,299

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.0%
45,426	Kansas City Southern	$ 4,128,315

TOTAL INVESTMENTS – 97.8% (Cost $323,148,206)		$393,412,052

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		8,820,874

NET ASSETS – 100.0%		$402,232,926

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$323,191,315

Gross unrealized gain	90,185,839
Gross unrealized loss	(19,965,102)

Net unrealized security gain	$70,220,737

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – 13.4%
Airlines – 0.4%
Air Canada(a)(b)
	$20,000	6.750%	10/01/19	$ 21,100
	100,000	8.750	04/01/20	108,750

				129,850

Banks – 3.6%
ABN AMRO Bank NV(b)(c)
EUR	50,000	4.310%	03/29/49	55,989
American Express Co.(b)(c)
	$75,000	6.800	09/01/66	75,750
Bank of America Corp.
	75,000	3.875	08/01/25	76,008
Bank of America Corp. Series AA(b)(c)
	25,000	6.100	12/29/49	24,250
Citigroup Capital XIII(b)(c)
	1,475	7.875	10/30/40	37,893
Citigroup, Inc.
	75,000	3.300	04/27/25	73,012
Citigroup, Inc. Series O(b)(c)
	25,000	5.875	12/29/49	24,563
GMAC Capital Trust I Series 2(b)(c)
	3,821	8.125	02/15/40	97,550
JPMorgan Chase & Co.(b)
	75,000	3.900	07/15/25	76,559
JPMorgan Chase & Co. Series Z(b)(c)
	50,000	5.300	12/29/49	49,125
Morgan Stanley
	50,000	4.000	07/23/25	51,098
Morgan Stanley Series I(b)(c)
	459	6.375	10/15/49	11,677
Morgan Stanley Series J(b)(c)
	25,000	5.550	12/29/49	24,625
PNC Preferred Funding Trust II(a)(b)(c)
	100,000	1.560	03/29/49	92,375
Royal Bank of Scotland PLC(b)(c)
	200,000	9.500	03/16/22	218,000
Wells Fargo & Co.
	100,000	3.550	09/29/25	100,418

				1,088,892

Building Materials – 0.2%
HD Supply, Inc.(b)
	25,000	11.000	04/15/20	27,782
	25,000	11.500	07/15/20	28,281

				56,063

Consumer Services – 0.3%
MGM Resorts International
	100,000	10.000	11/01/16	106,750

Containers & Packaging(b) – 1.1%
Beverage Packaging Holdings Luxembourg II SA(a)
	25,000	5.625	12/15/16	24,687
Reynolds Group Issuer, Inc.
	100,000	8.500	05/15/18	100,625
	200,000	9.875	08/15/19	207,000

				332,312

Electric – 0.2%
RWE AG(b)(c)
	50,000	7.000	10/12/72	49,404

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 1.0%
Antero Resources Corp.(b)
$75,000	5.375%		11/01/21	$ 65,813
25,000	5.625	(a)	06/01/23	21,875
Comstock Resources, Inc.(a)(b)
25,000	10.000		03/15/20	17,375
Halcon Resources Corp.(a)(b)
25,000	8.625		02/01/20	20,875
81,000	13.000		02/15/22	51,536
MEG Energy Corp.(a)(b)
100,000	6.375		01/30/23	78,250
Petroleos de Venezuela SA
20,000	9.000		11/17/21	7,180
40,000	6.000		05/16/24	13,000
50,000	6.000		11/15/26	15,817
20,000	5.375		04/12/27	6,325

				298,046

Food & Beverage(b) – 0.9%
Bumble Bee Holdings, Inc.(a)
46,000	9.000		12/15/17	46,977
47,000	9.625		03/15/18	47,646
Kraft Heinz Foods Co.(a)
25,000	5.000		07/15/35	25,979
U.S. Foods, Inc.
150,000	8.500		06/30/19	155,063

				275,665

Food & Staples Retailing(b) – 0.4%
Amazon.com, Inc.
75,000	4.950		12/05/44	76,363
Rite Aid Corp.
25,000	9.250		03/15/20	26,688
Walgreens Boots Alliance, Inc.
25,000	4.800		11/18/44	23,934

				126,985

Healthcare(b) – 0.8%
CHS/Community Health Systems, Inc.
50,000	5.125		08/15/18	51,000
200,000	8.000		11/15/19	208,500

				259,500

Media – 1.3%
CCO Holdings LLC(b)
22,000	7.000		01/15/19	22,440
CCO Safari II LLC (a)(b)
25,000	4.908		07/23/25	24,880
75,000	6.484		10/23/45	75,504
DISH DBS Corp.
50,000	7.125		02/01/16	50,375
Time Warner Cable, Inc.
25,000	5.850		05/01/17	26,473
Univision Communications, Inc.(a)(b)
200,000	8.500		05/15/21	208,000

				407,672

Pharmaceuticals, Biotechnology & Life Sciences – 0.1%
Actavis Funding SCS(b)
25,000	4.750		03/15/45	22,795

Pipelines – 0.6%
Enterprise Products Operating LLC Series A(b)(c)
75,000	8.375		08/01/66	73,781

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Sabine Pass LNG LP
$100,000	7.500%	11/30/16	$ 102,000

			175,781

Software & Services(b) – 0.7%
First Data Corp.
150,000	12.625	01/15/21	170,250
Microsoft Corp.
50,000	3.750	02/12/45	45,891

			216,141

Wireless Telecommunications – 1.6%
Intelsat Jackson Holdings SA(b)
50,000	7.250	04/01/19	46,875
50,000	7.250	10/15/20	46,125
75,000	5.500	08/01/23	61,875
Intelsat Luxembourg SA(b)
75,000	8.125	06/01/23	48,187
Sprint Capital Corp.
75,000	6.875	11/15/28	54,000
Sprint Communications, Inc.
125,000	6.000	12/01/16	123,281
50,000	7.000	08/15/20	41,875
25,000	6.000	11/15/22	18,813
Sprint Corp.
50,000	7.875	09/15/23	40,000

			481,031

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.(b)
60,000	8.625	07/15/20	62,700

TOTAL CORPORATE OBLIGATIONS (Cost $4,256,539)			$ 4,089,587

Mortgage-Backed Obligations – 10.2%
Adjustable Rate Non-Agency(c) – 1.6%
Alternative Loan Trust Series 2005-51, Class 2A1(b)
$70,581	0.496%	11/20/35	$ 57,064
Alternative Loan Trust Series 2006-HY11, Class A1(b)
70,900	0.314	06/25/36	61,520
Alternative Loan Trust Series 2006-OA14, Class 2A1(b)
89,308	0.384	11/25/46	72,268
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
44,407	0.334	07/25/47	36,135
HomeBanc Mortgage Trust Series 2006-1, Class 3A2(b)
113,742	2.287	04/25/37	70,891
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(b)
62,589	2.827	09/25/36	53,515
JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(b)
49,671	0.354	10/25/36	39,687
Lehman XS Trust Series 2005-7N, Class 1A1A(b)
53,863	0.464	12/25/35	45,721
Lehman XS Trust Series 2006-14N, Class 1A1A(b)
81,583	0.384	09/25/46	68,122

			504,923

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 4.2%
Agency Multi-Family – 3.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	$400,000	2.373%	05/25/22	$ 404,221
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(c)
	500,000	3.320	02/25/23	532,483

				936,704

Interest Only – 0.3%
FNMA Series 2015-81, Class SA(c)
	450,000	5.520	11/25/45	60,328
GNMA Series 2010-31, Class SA(c)
	180,395	5.534	03/20/40	26,716

				87,044

Regular Floater(c) – 0.9%
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	63,972	0.263	09/20/66	67,674
Alternative Loan Trust Series 2005-36, Class 2A1A(b)
	$84,229	0.504	08/25/35	67,636
Connecticut Avenue Securities Series 2014-C03, Class 1M1(b)
	13,757	1.394	07/25/24	13,714
Connecticut Avenue Securities Series 2015-C01, Class 2M1(b)
	4,226	1.694	02/25/25	4,228
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b)
	162,638	0.364	11/25/36	66,320
Paragon Mortgages No. 13 PLC Series 13X, Class A2B(b)
EUR	54,945	0.221	01/15/39	54,093

				273,665

Sequential Fixed Rate – 0.1%
Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2A5(b)
	$53,493	6.000	01/25/37	43,533

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 1,280,618

Federal Agencies – 4.2%
FNMA – 4.4%
	$203,094	6.000%	09/01/36	$ 232,524
	1,000,000	3.500	09/01/45	1,043,789

				1,276,313

TOTAL FEDERAL AGENCIES				$ 1,336,641

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $3,114,387)				$ 3,122,182

Asset-Backed Securities – 18.0%
Collateralized Loan Obligations – 15.4%(a)
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
	$100,302	0.950%	11/01/18	$ 99,580

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Acis CLO Ltd. Series 2014-4A, Class ACOM(c)
$150,000	1.785%	05/01/26	$ 146,265
Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(c)
250,000	1.744	07/28/26	246,941
ARES XII CLO Ltd. Series 2007-12A, Class A(c)
116,905	0.959	11/25/20	115,658
Crown Point CLO III Ltd. Series 2015-3A, Class ACOM(c)
250,000	1.803	12/31/27	245,025
Cutwater Ltd. Series 2015-1A, Class A2(c)
250,000	1.808	07/15/27	246,396
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(c)
250,000	1.727	07/25/27	246,377
Hildene CLO II Ltd. Series 2014-2A, Class A(c)
250,000	1.737	07/19/26	246,642
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(c)
250,000	1.657	01/20/25	248,512
MidOcean Credit CLO Series 2014-3A, Class A(c)
250,000	1.752	07/21/26	246,551
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM(c)
200,000	1.968	05/22/27	195,380
Ocean Trails CLO IV Series 2013-4A, Class A(c)
250,000	1.614	08/13/25	246,426
OCP CLO Ltd. Series 2015-8A, Class A1(c)
250,000	1.804	04/17/27	247,008
OFSI Fund V Ltd. Series 2014-7A, Class ACOM(c)
100,000	1.872	10/18/26	97,650
OFSI Fund VI Ltd. Series 2014-6A, Class A1(c)
200,000	1.319	03/20/25	194,488
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(c)
250,000	1.805	07/25/26	245,275
SPS Servicer Advance Receivables Trust Series 2015-T1, Class A
600,000	2.530	06/15/45	600,000
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(c)
250,000	1.665	07/15/26	243,200
Trinitas CLO III Ltd. Series 2015-3A, Class A(c)
150,000	1.702	07/15/27	148,695
Wasatch Ltd. Series 2006-1A, Class A1B(c)
252,216	0.549	11/14/22	246,356
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(c)
150,000	1.737	07/16/27	146,775

			4,699,200

Home Equity – 1.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(b)(c)
100,000	0.594	01/25/36	82,260
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(b)(d)
14,028	4.114	12/25/35	13,995
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(b)(d)
25,000	4.114	12/25/35	23,540
GSAMP Trust Series 2006-HE8, Class A2C(b)(c)
50,000	0.364	01/25/37	40,371
Lehman XS Trust Series 2007-3, Class 1BA2(b)(c)
52,506	1.035	03/25/37	39,748
Saxon Asset Securities Trust Series 2007-2, Class A2C(b)(c)
92,268	0.434	05/25/47	64,349

Principal Amount		Interest Rate		Maturity Date		Value
Asset-Backed Securities – (continued)
Home Equity – (continued)
Structured Asset Securities Corp. Mortgage Loan Trust 2005-NC2 Series 2005-NC2, Class M4(b)(c)
	$100,000	0.664%		05/25/35		$ 84,914
VOLT XXV LLC Series 2015-NPL8, Class A1(a)(b)(d)
	92,313	3.500		06/26/45		92,128

						441,305

Student Loans – 1.2%
Access Group, Inc. Series 2006-1, Class A2(c)
	24,152	0.439		08/25/23		23,933
Access Group, Inc. Series 2015-1, Class A(a)(c)
	95,953	0.894		07/25/56		93,106
Bank of America Student Loan Trust Series 2010-1A, Class A(a)(b)(c)
	68,362	1.095		02/25/43		67,401
Goal Capital Funding Trust Series 2006-1, Class A3(c)
	31,362	0.449		11/25/26		31,217
Scholar Funding Trust Series 2010-A, Class A(a)(c)
	65,951	1.044		10/28/41		63,932
SLM Student Loan Trust Series 2003-14, Class A5(c)
	47,532	0.525		01/25/23		46,953
SLM Student Loan Trust Series 2006-9, Class A4(c)
	25,661	0.365		10/25/22		25,591

						352,133

TOTAL ASSET-BACKED SECURITIES (Cost $5,518,769)						$ 5,492,638

Foreign Debt Obligations – 14.1%
Sovereign – 10.2%
Brazilian Government International Bond
BRL	74,000	0.000	%(e)	01/01/16		$ 18,036
	239,000	6.000		08/15/50		135,532
Croatia Government International Bond
EUR	100,000	3.875		05/30/22		111,975
Dominican Republic International Bond
	$100,000	5.500		01/27/25		96,375
	100,000	7.450		04/30/44	(a)	102,125
Italy Buoni Poliennali Del Tesoro
EUR	160,187	2.100		09/15/16		183,091
	375,452	2.350		09/15/19		457,749
	140,000	3.750		05/01/21		179,737
	220,000	5.500		11/01/22		314,218
Mexico Government International Bond
MXN	4,428,960	0.000	(e)	10/01/15		261,644
	480,860	0.000	(e)	10/15/15		28,395
	1,654,000	0.000	(e)	10/29/15		97,555
	2,489,890	0.000	(e)	11/12/15		146,559
	819,940	0.000	(e)	11/19/15		48,269
	1,550,860	0.000	(e)	12/10/15		91,127
	1,817,570	0.000	(e)	12/17/15		106,733
	$10,000	6.050		01/11/40		10,950
	10,000	5.550		01/21/45		10,250
Mexico Government International Bond Series M
MXN	892,400	7.750		11/23/34		58,597
Mexico Government International Bond Series M 10
	1,733,000	7.750		12/14/17		110,247
Spain Government Bond(a)
EUR	140,000	5.500		04/30/21		193,772
United Kingdom Gilt
GBP	100,000	4.750		12/07/30		202,869

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Venezuela Government International Bond
	$20,000	7.750%	10/13/19	$ 6,850
	20,000	12.750	08/23/22	8,550
	10,000	9.000	05/07/23	3,425
	70,000	8.250	10/13/24	23,450
	50,000	7.650	04/21/25	16,625
	30,000	11.750	10/21/26	11,550
	110,000	9.250	09/15/27	42,625
	40,000	9.250	05/07/28	13,400
	30,000	11.950	08/05/31	11,700
	10,000	7.000	03/31/38	3,225

				3,107,205

Supranational – 3.9%
European Financial Stability Facility
EUR	400,000	0.750	06/05/17	453,295
European Investment Bank
GBP	100,000	3.875	06/08/37	180,178
European Stability Mechanism
EUR	500,000	0.000	10/17/17	559,804

				1,193,277

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $4,534,572)				$ 4,300,482

Municipal Debt Obligations(b) – 1.7%
Puerto Rico – 1.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%	07/01/44	$ 3,463
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500	07/01/28	6,937
	5,000	5.000	07/01/33	3,387
	5,000	5.125	07/01/37	3,388
	10,000	5.750	07/01/37	6,863
Puerto Rico Commonwealth GO Bonds Series 2014 A
	335,000	8.000	07/01/35	251,250
Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
	20,000	5.500	07/01/32	13,025
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	20,000	5.500	08/01/28	8,625
	45,000	6.000	08/01/42	19,012
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	5,000	5.500	08/01/37	2,106
	20,000	5.375	08/01/39	8,425
	115,000	5.500	08/01/42	48,444
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	10,000	5.375	08/01/38	4,213
	55,000	6.000	08/01/39	23,237
	90,000	5.250	08/01/41	37,913
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	170,000	5.000	08/01/43	71,613
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(f)
	15,000	0.000	08/01/32	6,095

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $681,545)				$ 517,996

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loan Obligations(b)(c) – 3.1%
Aerospace/Defense – 0.1%
Transdigm, Inc.
$24,749	3.750%	06/04/21	$ 24,418

Building Materials – 0.1%
Atkore International, Inc.
25,000	7.750	10/09/21	22,969

Energy – 0.4%
American Energy - Marcellus, LLC
25,000	5.250	08/04/20	14,062
EP Energy LLC
50,000	3.500	05/24/18	46,438
Magnum Hunter Resources Corp.
74,250	8.500	10/22/19	73,136
MEG Energy Corp.
24,807	3.750	03/31/20	23,132

			156,768

Environmental – 0.1%
ADS Waste Holdings, Inc.
47,936	3.750	10/09/19	47,172

Food & Beverage – 0.3%
U.S. Foods, Inc.
99,239	4.500	03/31/19	99,061

Healthcare – 0.4%
American Renal Holdings, Inc.
25,000	8.500	03/20/20	24,906
MPH Acquisition Holdings LLC
21,394	3.750	03/31/21	21,111
Sedgwick Claims Management Services, Inc.
24,811	3.750	03/01/21	24,400
25,000	6.750	02/28/22	23,438

			93,855

Media – 0.9%
Checkout Holding Corp.
99,309	4.500	04/09/21	84,909
25,000	7.750	04/11/22	16,531
CSC Holdings LLC
50,000	0.000	09/23/22	49,675
Getty Images, Inc.
184,056	0.000	10/18/19	118,985

			270,100

Pharmaceuticals – 0.2%
Endo Luxembourg Finance I Co. SARL
50,000	3.750	09/26/22	49,797

Software & Services – 0.2%
First Data Corp.
75,000	3.696	03/24/17	74,602

Technology – 0.3%
BMC Software Finance, Inc.
74,541	5.000	09/10/20	67,572
TTM Technologies, Inc.
25,000	6.000	05/31/21	23,250

			90,822

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings SA
40,000	3.750	06/30/19	38,870

TOTAL BANK LOAN OBLIGATIONS (Cost $1,039,911)			$ 968,434

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Government Guarantee Obligation – 1.1%
KFW(g)
EUR	300,000	0.000%	12/07/18	$ 335,555
(Cost $337,529)

Commercial Paper(a)(b)(c) – 0.8%
Home Equity – 0.8%
Barclays Bank PLC Series 11-1
	$250,000	1.083%	03/11/16	$ 249,952
(Cost $250,000)

U.S. Treasury Obligations – 34.4%
United States Treasury Bill(e)
	$1,700,000	0.000%	11/12/15	$ 1,700,000
United States Treasury Bonds
	400,000	6.125	08/15/29	582,040
	300,000	3.000	05/15/45	307,029
	500,000	2.875	08/15/45	499,690
United States Treasury Inflation-Protected Securities
	324,360	0.125	04/15/16	321,217
	115,149	2.625	07/15/17	120,673
	101,850	0.125	04/15/19	101,564
	105,443	0.125	01/15/22	102,956
	461,480	0.375	07/15/23	454,197
	50,319	0.375	07/15/25	49,060
	55,208	2.125	02/15/40	65,275
	102,400	1.375	02/15/44	104,161
United States Treasury Notes
	300,000	1.750	09/30/19	306,381
	600,000	1.500	11/30/19	606,426
	400,000	1.625	12/31/19	406,048
	400,000	1.625	06/30/20	405,088
	1,500,000	2.250	04/30/21	1,557,135
	200,000	1.750	02/28/22	200,714
	1,000,000	1.875	05/31/22	1,009,620
	600,000	2.125	06/30/22	615,672
	100,000	2.000	07/31/22	101,736
	900,000	1.750	09/30/22	899,649

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,421,314)				$10,516,331

Shares	Display Rate	Value
Investment Company (c)(h) – 0.6%
Goldman Sachs Financial Square Government Fund – FST Shares
194,301	0.025%	$ 194,301
(Cost $194,301)

TOTAL INVESTMENTS – 97.4% (Cost $30,348,867)		$29,787,458

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		779,482

NET ASSETS – 100.0%		$30,566,940

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,427,425, which represents approximately 21.0% of net assets as of September 30, 2015.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

(d)	Step Bond. Coupon rate is a fixed rate for an initial period then it resets at a specified date and rate.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Zero coupon until next reset date.

(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to $335,555, which represents 1.1% of net assets as of September 30, 2015.

(h)	Represents an affiliated issuer.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
CD KSDA	— Certificates of Deposit by the Korean Securities Dealers Association
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
RB	— Revenue Bond
STIBOR	— Stockholm Interbank Offered Rate
WIBOR	— Warsaw InterBank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
ILS	— Israel New Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America, N.A.	USD	204,014	GBP	133,594	10/08/15	$202,088	$1,926
	USD	72,106	MXN	1,145,301	10/01/15	67,749	4,357
	USD	75,909	MXN	1,232,876	11/12/15	72,679	3,230
	USD	106,734	MXN	1,802,273	12/17/15	105,952	782
Barclays Bank PLC	BRL	209,693	USD	51,000	10/02/15	52,893	1,893
	INR	3,360,900	USD	50,961	10/19/15	51,119	157
	USD	83,378	JPY	9,989,952	10/29/15	83,301	77
	USD	105,567	MXN	1,775,620	10/26/15	104,818	749
	USD	50,000	TRY	152,439	12/16/15	49,203	797
	USD	50,990	TWD	1,659,725	10/02/15	50,405	585
	USD	50,877	TWD	1,658,344	10/26/15	50,138	739
	ZAR	729,082	USD	51,433	12/17/15	51,890	457
BNP Paribas SA	EUR	45,000	PLN	190,943	12/16/15	50,350	215
	GBP	66,619	EUR	90,000	12/16/15	100,746	47
	JPY	12,138,230	USD	101,000	12/16/15	101,319	319
	USD	58,136	GBP	37,632	12/16/15	56,910	1,226
	USD	146,714	ILS	571,921	12/16/15	145,946	768
	USD	69,670	TWD	2,268,813	10/05/15	68,820	850
	USD	92,309	TWD	3,054,507	11/30/15	92,282	27
Citibank, N.A.	JPY	12,145,502	USD	101,000	12/16/15	101,379	379
	RUB	1,992,901	USD	29,924	10/21/15	30,242	318
	USD	227,527	CAD	301,058	12/16/15	225,523	2,004
	USD	50,335	CNH	329,156	09/01/16	50,279	56
	USD	2,659,405	EUR	2,363,737	11/06/15	2,642,676	16,729
	USD	50,870	EUR	45,000	12/16/15	50,350	520
	USD	378,066	GBP	240,643	10/08/15	364,021	14,045
	USD	33,566	KRW	39,687,240	10/05/15	33,477	89
	USD	82,902	KRW	98,462,240	12/04/15	82,890	12
	USD	284,965	MXN	4,803,138	10/26/15	283,536	1,429
	USD	120,905	SGD	171,643	12/16/15	120,307	598
Deutsche Bank AG	BRL	670,000	USD	167,462	10/02/15	169,000	1,538
	CNH	654,828	USD	101,000	12/16/15	101,937	938
	COP	142,780,851	USD	44,126	10/02/15	46,240	2,114
	COP	163,710,000	USD	52,371	10/29/15	52,849	479
	HUF	38,722,436	USD	137,425	12/16/15	138,001	575
	ILS	196,974	USD	50,000	10/02/15	50,211	211
	ILS	196,974	USD	50,109	12/16/15	50,265	156
	KRW	179,176,324	USD	150,291	10/02/15	151,165	874
	PHP	2,294,325	USD	48,733	10/19/15	49,047	314
	TRY	158,080	USD	51,000	12/16/15	51,023	23
	TWD	3,283,724	USD	99,416	10/02/15	99,726	309
	USD	51,000	BRL	196,452	10/02/15	49,553	1,447
	USD	101,000	CNH	645,865	12/16/15	100,542	458
	USD	145,421	ILS	563,083	12/16/15	143,691	1,730
	USD	51,030	KRW	59,980,662	10/02/15	50,604	426
	USD	50,000	KRW	58,775,000	10/05/15	49,578	422
	USD	51,000	KRW	60,210,600	10/23/15	50,750	250
	USD	101,394	MXN	1,639,893	10/29/15	96,779	4,615
	USD	51,000	SGD	71,470	12/16/15	50,094	906
	USD	149,791	TWD	4,907,725	10/02/15	149,046	745
	USD	28,346	TWD	918,118	10/19/15	27,778	568
	USD	108,634	TWD	3,586,868	12/04/15	108,363	271
Merrill Lynch & Co., Inc.	USD	79,117	CAD	105,000	11/12/15	78,665	452
Morgan Stanley Co., Inc.	BRL	905,627	USD	226,476	10/02/15	228,434	1,958

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Morgan Stanley Co., Inc. (continued)	USD	130,000	BRL	505,773	10/02/15	$127,575	$2,425
	USD	37,186	MXN	578,720	10/01/15	34,234	2,952
	USD	50,000	TWD	1,619,500	10/05/15	49,125	875
Royal Bank of Canada	MXN	1,231,106	USD	71,949	10/26/15	72,674	725
	USD	222,767	BRL	729,258	10/02/15	183,947	38,820
	USD	104,771	MXN	1,629,544	10/01/15	96,395	8,376
	USD	18,735	MXN	309,746	11/19/15	18,250	485
	USD	109,354	MXN	1,845,902	12/10/15	108,579	775
Royal Bank of Scotland	CLP	89,486,374	USD	128,000	10/26/15	128,274	274
	COP	197,867,000	USD	62,810	10/05/15	64,059	1,249
	EUR	45,000	GBP	32,981	12/16/15	50,350	473
	RUB	6,564,174	USD	98,583	10/21/15	99,609	1,026
	TRY	155,399	USD	50,000	12/16/15	50,158	158
	USD	100,000	TRY	307,857	12/16/15	99,367	633
State Street Bank	SEK	327,259	EUR	34,831	12/16/15	39,172	200
	USD	204,000	JPY	24,331,182	12/16/15	203,094	906
	USD	76,096	MXN	1,232,876	11/12/15	72,678	3,418
	USD	58,538	NZD	90,000	10/15/15	57,482	1,056
UBS AG	BRL	652,417	USD	156,324	11/04/15	162,645	6,321
	EUR	90,000	GBP	65,155	12/16/15	100,699	2,167
	EUR	45,000	HUF	14,109,300	12/16/15	50,350	66
	EUR	45,000	USD	50,341	12/16/15	50,350	8
	INR	3,811,279	USD	57,089	10/19/15	57,969	880
	KRW	59,215,000	USD	49,744	10/02/15	49,958	214
	RUB	3,305,500	USD	50,000	10/21/15	50,160	160
	USD	126,184	BRL	488,582	10/02/15	123,239	2,945
	USD	121,000	BRL	482,790	11/04/15	120,357	643
	USD	131,086	CAD	173,872	12/16/15	130,248	838
	USD	50,000	KRW	59,215,000	10/02/15	49,958	42
	USD	51,000	KRW	59,528,169	10/21/15	50,179	821
Westpac Banking Corp.	CNH	661,001	USD	102,000	12/16/15	102,898	898
	INR	3,421,590	USD	51,658	11/03/15	51,902	243
	NZD	80,000	USD	49,924	12/16/15	50,863	939
	SEK	630,655	EUR	66,959	12/16/15	75,487	568
	USD	236,062	CAD	312,593	12/16/15	234,165	1,897
	USD	666,972	EUR	590,508	12/16/15	660,709	6,263
	USD	91,196	TWD	2,987,115	10/05/15	90,609	587

TOTAL							$168,485

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America, N.A.	CAD	66,735	USD	51,000	12/16/15	$49,992	$(1,008)
	CLP	28,817,621	USD	41,837	10/22/15	41,325	(513)
	EUR	44,000	USD	50,210	12/16/15	49,231	(979)
	MXN	3,427,171	USD	202,953	12/16/15	201,494	(1,459)
	PLN	190,369	EUR	45,000	12/16/15	49,984	(366)
	PLN	158,650	USD	41,985	12/16/15	41,656	(329)
	USD	100,731	AUD	145,000	12/16/15	101,360	(629)
Barclays Bank PLC	GBP	16,119	USD	24,851	12/16/15	24,376	(475)
	TWD	1,659,724	USD	50,438	10/02/15	50,405	(33)
	USD	168,325	CNH	1,121,041	09/01/16	171,243	(2,918)
	USD	51,000	INR	3,387,400	10/19/15	51,522	(522)
	ZAR	702,516	USD	51,000	12/17/15	50,000	(1,000)
BNP Paribas SA	CAD	623,301	EUR	420,778	12/16/15	466,917	(3,885)
	EUR	89,000	USD	101,376	12/16/15	99,581	(1,795)
	GBP	21,513	USD	33,633	12/16/15	32,534	(1,099)
	PLN	159,054	USD	42,166	12/16/15	41,762	(404)
Citibank, N.A.	CLP	65,273,000	USD	94,736	10/13/15	93,684	(1,052)
	COP	248,985,900	USD	81,000	10/26/15	80,407	(593)
	EUR	55,000	USD	61,501	11/06/15	61,490	(10)
	EUR	45,000	USD	50,661	12/16/15	50,350	(311)
	GBP	126,000	USD	197,955	10/08/15	190,601	(7,354)
	GBP	68,618	USD	105,936	12/16/15	103,769	(2,167)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Citibank, N.A. (continued)	HUF	18,988,631	USD	67,781	12/16/15	$67,673	$(109)
	KRW	98,462,240	USD	83,077	10/05/15	83,054	(22)
	USD	156,556	CNH	1,012,496	12/16/15	157,615	(1,059)
	USD	33,787	SEK	284,000	10/06/15	33,934	(147)
	USD	50,000	ZAR	704,335	12/17/15	50,129	(129)
Deutsche Bank AG	BRL	413,131	USD	104,929	10/02/15	104,208	(721)
	MXN	4,297,489	USD	254,174	12/16/15	252,663	(1,511)
	TRY	156,427	USD	51,000	12/16/15	50,490	(510)
	TWD	1,624,000	USD	49,353	10/02/15	49,320	(32)
	TWD	3,586,868	USD	108,957	10/05/15	108,801	(156)
	TWD	2,728,454	USD	84,030	10/19/15	82,549	(1,481)
	USD	50,000	BRL	200,550	10/02/15	50,586	(586)
	USD	154,517	BRL	625,000	11/04/15	155,809	(1,292)
	USD	50,000	CNH	322,915	12/16/15	50,268	(268)
	USD	407,769	CNH	2,699,623	09/01/16	412,376	(4,607)
	USD	50,057	ILS	196,974	10/02/15	50,211	(154)
	USD	59,000	INR	3,907,407	10/19/15	59,431	(431)
	USD	50,000	INR	3,323,165	11/03/15	50,409	(409)
	USD	100,131	KRW	119,195,662	10/02/15	100,562	(431)
	USD	99,783	KRW	119,195,662	11/02/15	100,432	(649)
	USD	37,061	SEK	315,000	10/06/15	37,638	(577)
	USD	170,780	SGD	244,545	12/16/15	171,404	(624)
	USD	100,000	TRY	312,705	12/16/15	100,932	(932)
	USD	51,000	TWD	1,701,360	10/29/15	51,424	(424)
	USD	99,101	TWD	3,283,725	11/30/15	99,206	(105)
	ZAR	1,382,376	USD	101,000	12/17/15	98,387	(2,613)
Merrill Lynch & Co., Inc.	CAD	107,015	USD	80,635	11/12/15	80,174	(460)
Morgan Stanley Co., Inc.	BRL	186,375	USD	50,000	10/02/15	47,011	(2,989)
	EUR	90,000	USD	101,011	12/16/15	100,699	(312)
	MXN	1,789,680	USD	106,187	10/26/15	105,647	(540)
	MXN	831,217	USD	50,229	12/16/15	48,870	(1,359)
	USD	30,609	BRL	128,072	11/04/15	31,928	(1,319)
	USD	93,221	TRY	292,085	12/16/15	94,276	(1,055)
Royal Bank of Canada	BRL	199,670	USD	51,000	10/02/15	50,364	(635)
	CAD	200,488	USD	152,000	12/16/15	150,186	(1,814)
	MXN	3,434,782	USD	202,523	12/16/15	201,942	(581)
	USD	72,098	MXN	1,231,106	10/01/15	72,826	(728)
	USD	51,000	MXN	886,316	12/16/15	52,109	(1,109)
Royal Bank of Scotland	CLP	34,465,748	USD	50,000	10/13/15	49,467	(533)
	GBP	66,215	EUR	90,000	12/16/15	100,136	(564)
	HUF	18,995,751	USD	67,786	12/16/15	67,698	(88)
	MXN	3,393,797	USD	203,000	12/16/15	199,532	(3,468)
	USD	17,103	COP	52,878,713	10/05/15	17,119	(16)
	USD	148,722	ILS	583,316	12/16/15	148,854	(132)
	USD	51,000	MXN	885,185	12/16/15	52,043	(1,043)
	USD	50,000	TRY	156,675	12/16/15	50,570	(570)
State Street Bank	AUD	62,382	USD	44,956	10/15/15	43,754	(1,202)
	AUD	71,000	USD	50,565	12/16/15	49,631	(933)
	CAD	131,702	USD	101,000	12/16/15	98,658	(2,342)
	EUR	64,857	USD	73,490	12/16/15	72,567	(923)
	NZD	93,341	USD	60,712	10/15/15	59,616	(1,096)
	NZD	157,000	USD	100,566	12/16/15	99,819	(748)
UBS AG	BRL	188,536	USD	50,000	10/02/15	47,556	(2,444)
	JPY	10,244,000	USD	85,421	10/29/15	85,420	(1)
	MXN	3,526,460	USD	209,192	12/16/15	207,332	(1,861)
	USD	158,162	BRL	652,417	10/02/15	164,565	(6,403)
	USD	160,574	CNH	1,047,989	12/16/15	163,140	(2,566)
	USD	101,000	RUB	6,774,070	10/21/15	102,795	(1,795)
Westpac Banking Corp.	AUD	141,000	USD	101,034	12/16/15	98,564	(2,470)
	CAD	67,078	USD	51,000	12/16/15	50,249	(751)
	GBP	33,139	EUR	45,000	12/16/15	50,115	(234)
	TWD	3,288,560	USD	101,000	10/05/15	99,753	(1,247)
	USD	248,024	CNH	1,616,246	12/16/15	251,602	(3,578)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Westpac Banking Corp. (continued)	USD	201,000	CNH	1,320,724	09/01/16	$201,744	$(744)
	USD	119,922	KRW	142,891,037	11/09/15	120,375	(453)
	USD	276,474	NZD	441,299	12/16/15	280,573	(4,099)

TOTAL							$(104,085)

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA (Proceeds Received: $1,035,937)	3.500%	TBA-30yr	10/25/45	$(1,000,000)	$(1,042,969)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Euro-Bobl	(3)	December 2015	$(432,501)	$(1,479)
U.S. Long Bond	(15)	December 2015	(2,360,156)	(22,855)
U.S. Ultra Long Treasury Bond	3	December 2015	481,219	6,463
2 Year U.S. Treasury Notes	(5)	December 2015	(1,095,156)	(1,020)
5 Year U.S. Treasury Notes	(22)	December 2015	(2,651,344)	(20,103)
10 Year U.S. Treasury Notes	(29)	December 2015	(3,733,297)	(40,236)

TOTAL				$(79,230)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

				Credit Spread on September 30, 2015(a)	Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date		Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America Investment Grade Index	$4,025	1.000%	12/20/20	0.928%	$15,952	$356

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

					Credit Spread on September 30, 2015(a)	Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date		Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.938%	$(999)	$678
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.938	(4,472)	2,565

TOTAL						$(5,471)	$3,243

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

PLN	90		06/17/19	3.048%	6 Month WIBOR	$471	$640
	90		06/17/19	6 Month WIBOR	3.045%	0	(1,108)
CAD	1,900	(a)	12/16/20	1.250	3 Month BA	2,711	(587)
EUR	290	(a)	12/16/20	6 Month EURIBOR	0.500	(1,655)	(173)
NOK	2,310	(a)	12/16/20	1.500	6 Month NIBOR	593	1,935
SEK	15,810	(a)	12/16/20	3 Month STIBOR	0.500	5,389	1,162
	$170	(a)	12/16/20	3 Month LIBOR	2.000	(2,105)	(2,215)
EUR	170	(a)	12/16/22	6 Month EURIBOR	0.500	3,931	(1,872)
	$1,870	(a)	12/16/22	3 Month LIBOR	2.250	(27,999)	(31,543)
EUR	1,400		05/15/24	1.100	6 Month EURIBOR	2,672	36,877
EUR	3,260	(a)	05/11/25	1.568	6 Month EURIBOR	(7,946)	16,310
	1,270	(a)	06/08/25	1.850	6 Month EURIBOR	(1,938)	23,372
	230	(a)	07/10/25	1.700	6 Month EURIBOR	640	1,140
	810	(a)	09/16/25	2.000	6 Month EURIBOR	(1,745)	19,322
GBP	490	(a)	09/16/25	6 Month LIBOR	2.750	(3,075)	(13,500)
EUR	90	(a)	09/28/25	1.500	6 Month EURIBOR	(400)	(98)
GBP	100	(a)	09/28/25	6 Month LIBOR	2.250	172	(132)
	$60	(a)	09/28/25	2.750	3 Month LIBOR	(191)	349
AUD	1,200	(a)	12/16/25	3.000	6 Month BBR	(3,755)	10,788
EUR	5,995	(a)	12/16/25	0.750	6 Month EURIBOR	(189,361)	23,392
SEK	7,570	(a)	12/16/25	3 Month STIBOR	1.500	(7,518)	454
	$3,380	(a)	12/16/25	3 Month LIBOR	2.500	(54,238)	(81,912)
EUR	700	(a)	06/08/30	6 Month EURIBOR	2.100	(3,942)	(15,847)
GBP	110		12/07/30	6 Month LIBOR	2.125	470	(3,421)
EUR	580	(a)	12/16/30	6 Month EURIBOR	1.000	37,784	(4,842)
	1,250	(a)	05/11/35	6 Month EURIBOR	1.695	25,159	10,879
GBP	100		06/08/37	6 Month LIBOR	2.100	(5,253)	3,825
	580	(a)	12/16/45	6 Month LIBOR	2.250	(20,366)	(14,603)
	$300	(a)	12/16/45	3 Month LIBOR	2.750	(2,024)	(11,020)

TOTAL						$(253,519)	$(32,428)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)

Bank of America, N.A.	KRW	290,710	11/04/17	2.060%	3 Month CD KSDA	$2,989
		593,840	08/06/24	3 Month CD KSDA	2.970%	(48,662)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	1,967
		209,280	10/15/17	2.253	3 Month CD KSDA	2,912
		173,640	11/04/17	2.075	3 Month CD KSDA	1,834
JPMorgan Chase Bank, N.A.	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	3,160

TOTAL						$(35,800)

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on swap contracts are equal to their market value.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$30,359,211

Gross unrealized gain	211,817
Gross unrealized loss	(783,570)

Net unrealized security loss	$(571,753)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.0%
Australia – 3.1%
111,701	Australia & New Zealand Banking Group Ltd. (Banks)	$ 2,134,174
363,921	Computershare Ltd. (Software & Services)	2,717,575

		4,851,749

Belgium – 3.0%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	4,657,735

China – 0.5%
243,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	856,885

Denmark – 1.8%
51,786	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,794,609

France – 12.9%
14,851	Air Liquide SA (Materials)	1,760,619
57,092	Klepierre (REIT)	2,587,545
25,473	Publicis Groupe SA (Media)	1,740,896
97,614	Rexel SA (Capital Goods)	1,201,681
37,686	Safran SA (Capital Goods)	2,833,672
30,816	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,933,687
49,271	Societe Generale SA (Banks)	2,201,970
68,386	Total SA (Energy)	3,076,199
30,647	Vinci SA (Capital Goods)	1,948,802

		20,285,071

Germany – 9.7%
24,524	adidas AG (Consumer Durables & Apparel)	1,977,305
26,502	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,400,165
48,410	Beiersdorf AG (Household & Personal Products)	4,291,111
106,573	Commerzbank AG (Banks)*	1,125,601
58,210	GEA Group AG (Capital Goods)	2,219,572
41,971	Gerry Weber International AG (Consumer Durables & Apparel)	634,547
24,696	SAP SE (Software & Services)	1,599,898

		15,248,199

India – 0.4%
45,472	Thermax Ltd. (Capital Goods)	590,083

Ireland – 4.9%
5,451,509	Bank of Ireland (Banks)*	2,119,714
41,081	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,090,545
36,928	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,524,471

		7,734,730

Italy – 1.1%
275,355	UniCredit SpA (Banks)	1,716,618

Shares	Description	Value
Common Stocks – (continued)
Japan – 20.2%
14,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	$ 1,047,943
57,500	HIS Co. Ltd. (Consumer Services)	1,880,014
54,800	Hoya Corp. (Health Care Equipment & Services)	1,794,804
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,210,590
94,800	KDDI Corp. (Telecommunication Services)	2,121,918
170,000	Kubota Corp. (Capital Goods)	2,339,611
160,000	Mitsubishi Estate Co. Ltd. (Real Estate)	3,268,404
36,700	Nidec Corp. (Capital Goods)	2,523,712
188,100	ORIX Corp. (Diversified Financials)	2,426,366
60,200	Pola Orbis Holdings, Inc. (Household & Personal Products)	3,743,812
58,100	Start Today Co. Ltd. (Retailing)	1,923,124
92,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,519,005
102,300	Unicharm Corp. (Household & Personal Products)	1,811,926

		31,611,229

Netherlands – 4.4%
378,154	Aegon NV (Insurance)	2,168,389
22,414	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,970,256
113,434	Royal Dutch Shell PLC Class A (Energy)	2,677,842

		6,816,487

Russia – 0.8%
6,729	PJSC Magnit (Food & Staples Retailing)*	1,196,902

Singapore – 0.8%
106,521	DBS Group Holdings Ltd. (Banks)	1,215,867

South Korea – 1.9%
66,568	Kia Motors Corp. (Automobiles & Components)	3,017,608

Spain – 4.5%
282,693	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,390,405
2,149	Banco Popular Espanol SA (Banks)*	7,851
389,105	Banco Popular Espanol SA (Banks)	1,421,414
491,135	Iberdrola SA (Utilities)	3,272,541

		7,092,211

Sweden – 4.2%
77,478	Hennes & Mauritz AB Class B (Retailing)	2,830,766
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	2,276,039
153,458	Volvo AB Class B (Capital Goods)	1,469,997

		6,576,802

Switzerland – 12.5%
136,146	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,272,520

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$ 5,286,128
8,945	Syngenta AG (Registered) (Materials)	2,866,074
8,249	The Swatch Group AG (Consumer Durables & Apparel)	3,059,311
141,211	UBS Group AG (Registered) (Diversified Financials)	2,610,727
43,889	Wolseley PLC (Capital Goods)	2,567,243

		19,662,003

United Kingdom – 10.3%
376,720	Aviva PLC (Insurance)	2,576,603
287,408	BG Group PLC (Energy)	4,146,115
131,513	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,301,626
383,316	Just Eat PLC (Software & Services)*	2,384,878
55,912	Rio Tinto PLC (Materials)	1,876,025
1,205,196	Vodafone Group PLC (Telecommunication Services)	3,801,291

		16,086,538

TOTAL COMMON STOCKS (Cost $160,558,949)		$152,011,326

Exchange Traded Fund – 1.0%
United States – 1.0%
138,748	iShares MSCI Japan Fund	$ 1,585,890
(Cost $1,832,861)

TOTAL INVESTMENTS – 98.0% (Cost $162,391,810)		$153,597,216

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		3,175,810

NET ASSETS – 100.0%		$156,773,026

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll -free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$162,683,356

Gross unrealized gain	12,116,419
Gross unrealized loss	(21,202,559)

Net unrealized security loss	$(9,086,140)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Automobiles & Components – 0.4%
1,650	Delphi Automotive PLC	$ 125,466
36,950	Johnson Controls, Inc.	1,528,252

		1,653,718

Banks – 4.0%
391,859	Bank of America Corp.(a)	6,105,163
43,997	Citigroup, Inc.	2,182,691
76,636	JPMorgan Chase & Co.	4,672,497
14,192	Synovus Financial Corp.	420,083
29,822	Wells Fargo & Co.	1,531,360

		14,911,794

Capital Goods – 5.4%
16,396	Acuity Brands, Inc.	2,878,810
14,593	AerCap Holdings NV*	558,036
73,988	Allison Transmission Holdings, Inc.	1,974,740
71,026	General Electric Co.	1,791,276
57,990	HD Supply Holdings, Inc.*	1,659,674
1,554	Hubbell, Inc. Class B	132,012
7,907	Huntington Ingalls Industries, Inc.	847,235
44,720	Illinois Tool Works, Inc.	3,680,903
1,096	Northrop Grumman Corp.	181,881
11,573	Snap-on, Inc.	1,746,829
20,763	Spirit AeroSystems Holdings, Inc. Class A*	1,003,683
21,425	Stanley Black & Decker, Inc.	2,077,797
12,280	The Toro Co.	866,231
6,169	Watsco, Inc.	730,903

		20,130,010

Commercial & Professional Services – 0.6%
5,312	Equifax, Inc.	516,220
10,877	Manpowergroup, Inc.	890,718
14,095	Robert Half International, Inc.	721,100

		2,128,038

Consumer Durables & Apparel – 2.6%
10,957	Carter’s, Inc.	993,143
40,597	D.R. Horton, Inc.	1,191,928
55,235	Leggett & Platt, Inc.	2,278,444
20,737	Mohawk Industries, Inc.*	3,769,779
24,635	VF Corp.	1,680,353

		9,913,647

Consumer Services – 2.9%
12,060	Brinker International, Inc.	635,200
87,307	Carnival Corp.	4,339,158
11,787	Darden Restaurants, Inc.	807,881
87,709	Starbucks Corp.	4,985,379
1,725	Yum! Brands, Inc.	137,914

		10,905,532

Diversified Financials – 2.3%
39,881	Ameriprise Financial, Inc.	4,352,213
12,429	Berkshire Hathaway, Inc. Class B*	1,620,742
2,951	Capital One Financial Corp.	214,006
25,045	MSCI, Inc.	1,489,176
20,433	SEI Investments Co.	985,484
4,322	Voya Financial, Inc.	167,564

		8,829,185

Shares	Description	Value
Common Stocks – (continued)
Energy – 9.9%
43,286	Columbia Pipeline Group, Inc.	$ 791,701
19,384	CVR Energy, Inc.(b)	795,713
65,873	Exxon Mobil Corp.	4,897,658
79,074	HollyFrontier Corp.	3,861,974
164,300	Kinder Morgan, Inc.	4,547,824
94,197	Marathon Petroleum Corp.	4,364,147
66,814	PBF Energy, Inc. Class A	1,886,159
33,092	Phillips 66	2,542,789
98,099	Spectra Energy Corp.	2,577,061
37,748	Tesoro Corp.	3,670,616
12,745	The Williams Companies, Inc.	469,653
76,991	Valero Energy Corp.	4,627,159
62,040	World Fuel Services Corp.	2,221,032

		37,253,486

Food & Staples Retailing – 1.9%
64,649	CVS Health Corp.	6,237,335
20,065	The Kroger Co.	723,745

		6,961,080

Food, Beverage & Tobacco – 7.3%
114,330	Altria Group, Inc.	6,219,552
29,197	Coca-Cola Enterprises, Inc.	1,411,675
104,730	ConAgra Foods, Inc.	4,242,612
27,835	Flowers Foods, Inc.	688,638
74,751	General Mills, Inc.	4,195,774
17,669	Hormel Foods Corp.	1,118,624
16,258	Kellogg Co.	1,081,970
3,614	Monster Beverage Corp.*	488,396
74,523	PepsiCo, Inc.	7,027,519
18,965	Pinnacle Foods, Inc.	794,254

		27,269,014

Health Care Equipment & Services – 3.5%
104,626	Abbott Laboratories	4,208,058
14,306	C. R. Bard, Inc.	2,665,351
48,664	Hologic, Inc.*	1,904,222
16,424	Stryker Corp.	1,545,499
24,123	UnitedHealth Group, Inc.	2,798,509

		13,121,639

Household & Personal Products – 0.1%
5,875	The Procter & Gamble Co.	422,648

Insurance – 3.4%
86,905	Lincoln National Corp.	4,124,511
42,333	Reinsurance Group of America, Inc.	3,834,947
46,693	The Travelers Companies, Inc.	4,647,354
7,224	XL Group PLC	262,376

		12,869,188

Materials – 3.9%
16,983	Allegheny Technologies, Inc.	240,819
16,268	Ecolab, Inc.	1,784,925
20,658	Newmont Mining Corp.	331,974
106,414	Nucor Corp.	3,995,846
115,634	Steel Dynamics, Inc.	1,986,592
8,511	The Scotts Miracle-Gro Co. Class A	517,639
18,609	The Sherwin-Williams Co.	4,145,713
7,498	Vulcan Materials Co.	668,821
21,532	WestRock Co.	1,107,606

		14,779,935

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 2.2%
123,359	Comcast Corp. Class A	$ 7,016,660
6,524	Liberty Global PLC Series C*	267,615
6,439	Time Warner Cable, Inc.	1,154,963

		8,439,238

Pharmaceuticals, Biotechnology & Life Sciences – 12.7%
7,296	Alkermes PLC*	428,056
43,043	Amgen, Inc.	5,953,708
6,525	Biogen, Inc.*	1,904,060
46,181	Bristol-Myers Squibb Co.	2,733,915
16,710	Celgene Corp.*	1,807,521
8,318	Eli Lilly & Co.	696,134
51,381	Gilead Sciences, Inc.	5,045,101
38,915	Isis Pharmaceuticals, Inc.*	1,572,944
15,358	Jazz Pharmaceuticals PLC*	2,039,696
57,340	Johnson & Johnson	5,352,689
3,908	Mallinckrodt PLC*	249,878
119,159	Merck & Co., Inc.	5,885,263
256,069	Pfizer, Inc.	8,043,127
2,232	Quintiles Transnational Holdings, Inc.*	155,280
15,046	United Therapeutics Corp.*	1,974,637
99,957	Zoetis, Inc.	4,116,229

		47,958,238

Real Estate – 4.3%
53,510	American Tower Corp. (REIT)	4,707,810
45,427	Apartment Investment & Management Co. Class A (REIT)	1,681,708
5,353	Camden Property Trust (REIT)	395,587
8,754	CBL & Associates Properties, Inc. (REIT)	120,367
123,594	CBRE Group, Inc. Class A*	3,955,008
13,425	Equity Commonwealth (REIT)*	365,697
19,396	Equity LifeStyle Properties, Inc. (REIT)	1,136,024
4,620	Extra Space Storage, Inc. (REIT)	356,479
6,514	Forest City Enterprises, Inc. Class A*	131,127
43,260	Gaming and Leisure Properties, Inc. (REIT)	1,284,822
18,603	Home Properties, Inc. (REIT)	1,390,574
4,461	Lamar Advertising Co. Class A (REIT)	232,775
8,046	Post Properties, Inc. (REIT)	469,001

		16,226,979

Retailing – 7.7%
8,901	Amazon.com, Inc.*	4,556,333
5,829	AutoZone, Inc.*	4,219,205
1,574	Expedia, Inc.	185,228
77,378	Lowe’s Companies, Inc.	5,332,892
8,978	Netflix, Inc.*	927,068
8,610	O’Reilly Automotive, Inc.*	2,152,500
39,048	Target Corp.	3,071,516
61,856	The Home Depot, Inc.	7,143,749
1,117	The Priceline Group, Inc.*	1,381,573

		28,970,064

Semiconductors & Semiconductor Equipment – 0.9%
9,881	NXP Semiconductors NV*	860,339
22,845	Texas Instruments, Inc.	1,131,284

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
30,453	Xilinx, Inc.	$ 1,291,207

		3,282,830

Software & Services – 8.0%
14,081	Accenture PLC Class A	1,383,599
58,651	Automatic Data Processing, Inc.	4,713,194
703	CoStar Group, Inc.*	121,661
172,032	eBay, Inc.*	4,204,462
47,076	Facebook, Inc. Class A*	4,232,133
6,479	Google, Inc. Class A*	4,135,999
6,494	Google, Inc. Class C*	3,951,080
94,852	Microsoft Corp.	4,198,150
79,280	Rackspace Hosting, Inc.*	1,956,630
16,472	Vantiv, Inc. Class A*	739,922
17,601	Yahoo!, Inc.*	508,845

		30,145,675

Technology Hardware & Equipment – 8.6%
147,999	Apple, Inc.	16,324,290
3,065	Avnet, Inc.	130,814
36,419	Brocade Communications Systems, Inc.	378,029
5,833	CDW Corp./DE	238,336
263,867	Cisco Systems, Inc.	6,926,509
152,493	EMC Corp.	3,684,231
14,862	F5 Networks, Inc.*	1,721,020
30,639	Flextronics International Ltd.*	322,935
6,269	Ingram Micro, Inc. Class A	170,768
98,450	Juniper Networks, Inc.	2,531,149

		32,428,081

Telecommunication Services – 3.0%
42,734	AT&T, Inc.	1,392,274
78,203	CenturyLink, Inc.	1,964,459
178,787	Verizon Communications, Inc.	7,779,022

		11,135,755

Transportation – 1.1%
23,631	Alaska Air Group, Inc.	1,877,483
44,119	Delta Air Lines, Inc.	1,979,619
1,497	United Parcel Service, Inc. Class B	147,739

		4,004,841

Utilities – 1.0%
38,008	AES Corp.	372,098
111,946	Calpine Corp.*	1,634,412
13,992	FirstEnergy Corp.	438,089
69,684	NRG Energy, Inc.	1,034,807
9,297	Public Service Enterprise Group, Inc.	391,962

		3,871,368

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $378,425,571)		$367,611,983

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Money Market Fund – FST Shares
636,000	0.132%	$ 636,000
(Cost $636,000)

TOTAL INVESTMENTS – 97.9% (Cost $379,061,571)		$368,247,983

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		8,012,534

NET ASSETS – 100.0%		$376,260,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	41	December 2015	$3,912,835	$(85,130)

TAX INFORMATION — At September 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$379,234,495

Gross unrealized gain	14,904,973
Gross unrealized loss	(25,891,485)

Net unrealized security loss	$(10,986,512)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ and Portfolio’s valuation policy (except VIT Money Market Fund) is to value investments at fair value.

It is the Money Market Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”), which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerance established by the Trustees, Goldman Sachs Asset Management, L.P. (“GSAM”) evaluated the difference between the Fund’s net asset value (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes).

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s or Goldman Sachs Asset Management International (“GSAMI”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds and the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM or GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ and the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM or GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM or GSAMI to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

JOINT REPURCHASE AGREEMENT ACCOUNT III — At September 30, 2015, the Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of October 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Value
$151,900,000	$151,900,566	$156,057,417

REPURCHASE AGREEMENTS — At September 30, 2015, the Principal Amounts of the Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.140%	$29,753,608
Bank of America, N.A.	0.140	15,659,794
BNP Paribas Securities Corp.	0.080	10,961,856
TD Securities USA, LLC	0.130	25,055,670
Wells Fargo Securities, LLC	0.140	70,469,072
TOTAL		$151,900,000

At September 30, 2015, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.130%	03/30/17
Federal Home Loan Mortgage Corp.	2.000 to 7.000	11/17/15 to 05/01/45
Federal National Mortgage Association	2.000 to 6.890	05/01/20 to 10/01/45
Government National Mortgage Association	3.500 to 5.000	06/20/35 to 08/20/45
U.S. Treasury Bond	7.875	02/15/21
U.S. Treasury Notes	0.625 to 3.625	06/15/17 to 08/15/24

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ and the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s and the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ and Portfolio’s investments and derivatives classified in the fair value hierarchy as of September 30, 2015. For the Money Market Fund, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$33,504,626	$—
Mortgage-Backed Obligations	—	39,436,558	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	16,881,234	—	—
Agency Debentures	—	4,024,630	—
Asset-Backed Securities	—	7,985,819	—
Foreign Debt Obligations	615,240	3,074,021	—
Municipal Debt Obligations	—	1,428,224	—
Government Guarantee Obligations	—	2,894,678	—
Commercial Paper	—	749,912	—
Investment Company	—	—	—
Total	$17,496,474	$93,098,468	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,243,594)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$46,611	$—
Futures Contracts	96,784	—	—
Interest Rate Swaps Contracts	—	35,305	—
Total	$96,784	$81,916	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(45,910)	$—
Futures Contracts	(70,375)	—	—
Interest Rate Swaps Contracts	—	(98,708)	—
Total	$(70,375)	$(144,618)	$—

EQUITY INDEX

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$162,361,236	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	199,987	—	—
Total	$162,561,223	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(33,587)	$—	$—

GLOBAL TRENDS ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$78,345,611	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	98,577,701	—	—
Exchange Traded Funds	45,847,147	—	—
Investment Company	120,929,276	—	—
Total	$265,354,124	$78,345,611	$—

Derivative Type
Assets(a)
Futures Contracts	$173,568	$—	$—
Liabilities(a)
Futures Contracts	$(361,317)	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$163,871,100	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$100,082	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,097,401	—	—
Mortgage-Backed Obligations	—	37,144,388	—
Asset-Backed Securities	—	24,947,367	—
Investment Company	8,651,963	—	—
Total	$9,749,364	$62,191,837	$—

Derivative Type
Assets(a)
Futures Contracts	$15,422	$—	$—
Liabilities(a)
Futures Contracts	$(39,917)	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$860,942,763	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$807,582,334	$—	$—

MULTI-STRATEGY ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$2,639,758	$—	$—
Fixed Income Underlying Funds	6,368,745	—	—
Exchange Traded Funds	629,918	—	—
Investment Company	299,356	—	—
Total	$9,937,777	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$88,950,451	$—	$—
Securities Lending Reinvestment Vehicle	1,327,475	—	—
Total	$90,277,926	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(75,659)	$—	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$393,412,052	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$4,089,587	$—
Mortgage-Backed Obligations	—	3,122,182	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	10,516,331	—	—
Asset-Backed Securities	—	4,892,638	600,000
Foreign Debt Obligations	1,154,573	3,145,909	—
Municipal Debt Obligations	—	517,996	—
Bank Loan Obligations	—	945,184	23,250
Commercial Paper	—	249,952	—
Government Guarantee Obligation	—	335,555	—
Investment Company	194,301	—	—
Total	$11,865,205	$17,299,003	$623,250

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$168,485	$—
Futures Contracts	6,463	—	—
Credit Default Swap Contracts	—	3,599	—
Interest Rate Swap Contracts	—	163,307	—
Total	$6,463	$335,391	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(104,085)	$—
Futures Contracts	(85,693)	—	—
Interest Rate Swap Contracts	—	(231,535)	—
Total	$(85,693)	$(335,620)	$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks and/or Other Equity Investments(b)
Asia	$—	$38,488,574	$—
Australia and Oceania	—	4,851,749	—
Europe	—	108,671,003	—
Exchange Traded Fund	1,585,890	—	—
Total	$1,585,890	$152,011,326	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks and/or Other Equity Investments(b)
North America	$367,611,983	$—	$—
Securities Lending Reinvestment Vehicle	636,000	—	—
Total	$368,247,983	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(85,130)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities.

The Funds’ and Portfolio’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — In a declining interest rate environment, low yields on the Money Market Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund, Portfolio and Underlying Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund, Portfolio and Underlying Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Fund, Portfolio and Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund, Portfolio and Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund, Portfolio and Underlying Fund. Such large shareholder redemptions may cause a Fund, Portfolio and Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s, Portfolio’s and Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s, the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s, Portfolio’s and Underlying Fund’s expense ratios. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds and Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund and Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund and Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds, Portfolio and Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds, Portfolio and Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds, Portfolio, and Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds, Portfolio and Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds, Portfolio and Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds, Portfolio and Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Trends Allocation Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Item 2. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the Chief Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Variable Insurance Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: November 27, 2015

By (Signature and Title)*	/s/ SCOTT McHUGH, PRINCIPAL FINANCIAL OFFICER

Date: November 27, 2015

*	Print the name and title of each signing officer under his or her signature.